UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22779

Nuveen Intermediate Duration Quality Municipal Term Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report November 30, 2014

NID
Nuveen Intermediate Duration Municipal Term Fund

NIQ
Nuveen Intermediate Duration Quality Municipal Term Fund

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	8

Common Share Information	9

Risk Considerations	11

Performance Overview and Holding Summaries	12

Shareholder Meeting Report	16

Portfolios of Investments	17

Statement of Assets and Liabilities	44

Statement of Operations	45

Statement of Changes in Net Assets	46

Statement of Cash Flows	47

Financial Highlights	48

Notes to Financial Statements	50

Additional Fund Information	62

Glossary of Terms Used in this Report	63

Reinvest Automatically, Easily and Conveniently	65

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
January 23, 2015

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Intermediate Duration Municipal Term Fund (NID)
Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers John V. Miller, CFA, Timothy T. Ryan, CFA, Steven M. Hlavin and Daniel J. Close, CFA, discuss key investment strategies and the six-month performance of these two Nuveen Funds. John, Tim and Steve have managed NID since its inception in December 2012 and Dan has managed NIQ since its inception in February 2013.

What key strategies were used to manage NID and NIQ during the six-month reporting period ended November 30, 2014?

Falling long-term interest rates helped municipal bonds rally during the reporting period. Additional tailwinds came from a supportive fundamental backdrop and demand continuing to outpace supply. In this environment, bond issuers sought to take advantage of declining rates by retiring older bonds and replacing them with newer debt issued at lower rates. As a result, both NID and NIQ experienced heightened call activity during the reporting period, particularly from corporate-backed municipal bonds. Outside of calls, portfolio activity was relatively muted for both Funds. Selling activity in NID was focused mainly in its Puerto Rico exposure. We reduced the portfolio’s remaining exposure to 1.04% weighting as of the end of the reporting period. The remaining two positions are an insured bond that has been trading near par and a University of Puerto Rico bond that matures in June 2015. To keep NID fully invested, we reinvested the proceeds into a diverse group of bonds, such as a charter school bond, a Virgin Islands rum tax bond, a Knoxville, Tennessee proton therapy cancer treatment center bond and an Illinois state general obligation (GO) bond. We continued to seek opportunities to bring NID’s high yield bond weighting closer to its 50% maximum for below investment grade and non-rated bonds.

Like NID, NIQ’s overall portfolio activity was relatively subdued during the reporting period, with more credits called than sold during the reporting period. We sold a Buckeye Tobacco Settlement Financing Authority bond and also collapsed a tender option bond trust as part of the Fund’s duration management strategy. We reinvested in attractive opportunities in the intermediate-term range, including two electric utility bonds, two water and sewer bonds and one toll road bond.

In addition, during the reporting period, we established a portfolio hedge in NIQ by purchasing a credit default swap on the debt obligations of the U.S. territory of Puerto Rico. We have previously noted a correlation between the credit quality of Puerto Rico bonds and that of the overall high yield municipal bond market. Given that this portfolio regularly maintains a meaningful stake in BBB-rated and below investment grade rated bonds, we saw this as a way to reduce the portfolio’s overall risk while continuing to take advantage of opportunities to invest in the lower quality portion of the market. During the reporting period, these swaps had a negligible impact on performance.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, (S&P) Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Some positive developments in the City of Detroit’s bankruptcy were favorable for both NID and NIQ. A refinancing of the city’s water and sewer system in August removed it from the city’s bankruptcy proceedings. Detroit made a voluntary tender purchase of its water and sewer bonds, in which both Funds participated. Both NID and NIQ reinvested the tendered bond proceeds into a new Detroit regional authority.

As of November 30, 2014, both of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NID and NIQ also used duration shortening forward interest rate swaps to help maintain the Funds’ ten-year maximum duration mandate. Since interest rates decreased during the reporting period, the swaps had a negative impact on performance.

How did NID and NIQ perform during the six-month reporting period ended November 30, 2014?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year and since-inception periods ended November 30, 2014. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification averages.

For the six months ended November 30, 2014, the total returns at common share NAV for NID and NIQ outperformed the return for the S&P Municipal Bond Intermediate Index. For the same period, NID and NIQ underperformed the average returns for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average and the Lipper Intermediate Municipal Debt Funds Classification Average, respectively.

Key management factors that influenced the Funds’ returns included duration and yield curve positioning, the use of derivatives, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important factor affecting the performance of these Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Municipal bonds with longer maturities outperformed those with shorter maturities, as the municipal yield curve flattened somewhat during the reporting period. The Funds had higher weightings in the longer-maturity bonds than the benchmark, and their longer durations and yield curve positioning were beneficial to the Funds’ returns. While both NID and NIQ maintained durations within their ten-year mandate, we currently anticipate that they will continue to have duration profiles longer than that of the S&P Municipal Bond Intermediate Index as they seek to take advantage of the historically steep yield curve in the early years of their ten-year terms.

These Funds also used interest rate swaps to reduce duration and moderate interest rate risk, as previously described. Because the interest rate swaps were used to hedge against potential increases in interest rates, the swaps performed poorly as interest rates fell during the reporting period. This had a negative impact on the Funds’ total return performance.

In terms of the credit quality spectrum, lower rated municipal bonds performed better than those with higher grade ratings during this reporting period. Investors’ search for yield in the current low rate environment was a benefit to lower quality bonds, which tended to offer higher yields in exchange for higher risk. Both Funds were positioned with larger weightings in credits rated below investment grade and non-rated bonds, and held smaller weightings in AAA-rated bonds, relative to the benchmark’s weightings. This positioning was advantageous during the period as bonds rated BBB and below were the best-performing segments of the municipal market, while the AAA-rated segment was the biggest laggard.

The Funds’ sector positioning contributed positively to performance as well. For NIQ, sector positioning was the main driver of its outperformance. The best performing sectors in the municipal market included incremental tax, hospital, tobacco and transportation. NID benefited from overweight positions in incremental tax and hospital bonds and our credit selection in both sectors added value as well. The positive influence of an overweight in the tobacco sector was somewhat offset by the negative impact of our credit selection there. In the transportation sector, NID’s underweight position was unfavorable, but our credit selection was beneficial. State GO, utility and pollution control revenue (PCR) were among the municipal market’s weaker-performing sectors during the

6	Nuveen Investments

reporting period. NID held smaller weightings than the benchmark in all three sectors, which was beneficial to performance. Furthermore, our credit selection in the utility sector was particularly advantageous during this reporting period. First, NID didn’t own any Puerto Rico Electric Power Authority (PREPA) bonds, a segment that strongly underperformed the municipal market during the reporting period, as PREPA was widely expected to default on its debt. Second, NID’s returns were further bolstered by the favorable pricing the Fund received in the Detroit water and sewer bond tender offer, as described above in the key management strategies. Credit selection in state GO bonds was also helpful, but our selection in PCR credits detracted slightly.

For NIQ, sector positioning was most beneficial in public power. The Fund held an underweight in public power credits, which was helpful as the sector underperformed the municipal market. Conversely, NIQ’s tobacco position generally detracted from performance.

An Update Involving Detroit and Puerto Rico

We continued to monitor two situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico and the bankruptcy filing of Detroit, Michigan. The Puerto Rico bonds were originally added to our portfolios to keep assets fully invested and working for the Funds’ as well as to enhance diversity, duration, and credit. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico general obligation debt was rated B2/BB+/BB (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of November 2014, the Nuveen complex held $71 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the commonwealth had previously considered the possibility of a default and the restructuring of public corporations, and we had adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totals 0.35% of assets under management as of November 30, 2014.

The second situation that we continued to monitor was the City of Detroit’s filing for Chapter 9 in federal bankruptcy court in July 2013. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period prior to the filing. Before Detroit could exit bankruptcy, issues surrounding the city’s complex debt portfolio, numerous union contracts, significant legal questions and more than 100,000 creditors had to be resolved. By October 2014, all of the major creditors had reached an agreement on the city’s plan to restructure its $18.5 billion of debt and emerge from bankruptcy on November 7, 2014. The U.S. Bankruptcy Court approved the city’s bankruptcy exit plan, thereby erasing approximately $7 billion in debt. The settlement plan also provided for $1.7 billion to be reinvested in the city for improved public safety, blight removal and upgraded basic services. In August 2014, Detroit announced a tender offer for the city’s water and sewer bonds, aimed at replacing some of the $5.2 billion of existing debt with lower cost bonds. Approximately $1.5 billion in existing water and sewer bonds were returned to the city by investors under the tender offer, which enabled Detroit to issue $1.8 billion in new water and sewer bonds, resulting in savings of $250 million over the life of the bonds. The city also raised about $150 million to finance sewer system improvements. As part of the deal, Detroit water and sewer bonds were permanently removed from the city’s bankruptcy case. In general, Detroit water and sewer credits rallied following these positive developments.

Nuveen Investments	7

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of both Funds over this reporting period.

As of November 30, 2014, the Funds’ percentages of leverage are as shown in the accompanying table.

	NID	NIQ
Effective Leverage*	35.27%	36.09%
Regulatory Leverage*	21.26%	23.11%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of November 30, 2014, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares as shown in the accompanying table.

	VMTP Shares
		Shares Issued at
	Series	Liquidation Value
NID	2016	$175,000,000
NIQ	2016	$55,000,000

Refer to Notes to Financial Statements, Note 1— General Information and Significant Accounting Policies for further details on VMTP Shares.

8	Nuveen Investments

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of November 30, 2014. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s monthly distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NID	NIQ
June 2014	$0.0570	$0.0495
July	0.0570	0.0495
August	0.0570	0.0495
September	0.0570	0.0495
October	0.0570	0.0495
November 2014	0.0570	0.0495

Market Yield*	5.54%	4.67%
Taxable-Equivalent Yield*	7.69%	6.49%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Both Funds in this report seeks to pay regular monthly dividends out of their net investment income at a rate that reflects their past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2014, all the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the six months ended November 30, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Funds’ shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 — Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

Nuveen Investments	9

Common Share Information (continued)

COMMON SHARE REPURCHASES

During August 2014, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of November 30, 2014, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	NID	NIQ
Common Shares Cumulatively Repurchased and Retired	0	0
Common Shares Authorized for Repurchase	4,690,000	1,310,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of November 30, 2014, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NID	NIQ
Common Share NAV	$13.82	$13.97
Common Share Price	$12.35	$12.71
Premium/(Discount) to NAV	(10.64)%	(9.02)%
6-Month Average Premium/(Discount) to NAV	(9.08)%	(8.96)%

10	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Ten-Year Term Risk. The Funds have a ten year term, at which time each Fund will liquidate its portfolio investments and return the proceeds to its shareholders. The Funds’ investment objectives and policies are not designed to return a shareholder’s initial investment.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Derivatives Risk. The Funds may use derivative instruments, which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount investment.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Nuveen Investments	11

NID
Nuveen Intermediate Duration Municipal Term Fund
Performance Overview and Holding Summaries as of November 30, 2014

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2014

		Average Annual
	Cumulative		Since
	6-Month	1-Year	Inception1
NID at Common Share NAV	3.49%	14.18%	2.85%
NID at Common Share Price	0.81%	16.87%	(4.65)%
S&P Municipal Bond Intermediate Index	1.80%	6.33%	2.14%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	4.85%	18.10%	6.57%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

1 Since inception returns are from 12/05/12.

12	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	123.2%
Short-Term Municipal Bonds	0.2%
VMTP Shares, at Liquidation Value	(27.0)%
Other Assets Less Liabilities	3.6%

Credit Quality
(% of total investment exposure)2
AAA/U.S. Guaranteed	0.3%
AA	23.4%
A	15.2%
BBB	15.0%
BB or Lower	26.9%
N/R (not rated)	19.2%

Portfolio Composition
(% of total investments)2
Tax Obligation/Limited	26.3%
Health Care	13.1%
Consumer Staples	9.4%
Education and Civic Organizations	7.7%
Tax Obligation/General	7.5%
Transportation	7.4%
Long-Term Care	6.0%
Utilities	5.8%
Other	16.8%

States and Territories
(as a % of total municipal bonds)
Illinois	9.5%
California	9.1%
Texas	8.6%
Florida	8.3%
New Jersey	6.2%
Ohio	5.4%
Michigan	5.3%
New York	5.0%
Pennsylvania	3.8%
Colorado	3.4%
Virginia	2.6%
Alabama	2.6%
Wisconsin	2.1%
Guam	1.8%
Virgin Islands	1.8%
Kansas	1.7%
Iowa	1.6%
National	1.6%
Other	19.6%

2  Excluding investments in derivatives.

Nuveen Investments	13

NIQ
Nuveen Intermediate Duration Quality Municipal Term Fund
Performance Overview and Holding Summaries as of November 30, 2014

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2014

		Average Annual
	Cumulative		Since
	6-Month	1-Year	Inception1
NIQ at Common Share NAV	2.89%	13.71%	2.65%
NIQ at Common Share Price	0.69%	17.73%	(4.66)%
S&P Municipal Bond Intermediate Index	1.80%	6.33%	2.71%
Lipper Intermediate Municipal Debt Funds Classification Average	3.37%	12.05%	5.76%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

1  Since inception returns are from 2/07/13.

14	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	130.4%
VMTP Shares, at Liquidation Value	(30.1)%
Other Assets Less Liabilities	(0.3)%

Credit Quality
(% of total investment exposure)2
AAA/U.S. Guaranteed	1.6%
AA	38.7%
A	21.1%
BBB	17.4%
BB or Lower	12.4%
N/R (not rated)	8.8%

Portfolio Composition
(% of total investments)2
Tax Obligation/Limited	17.5%
Utilities	15.3%
Health Care	14.1%
Transportation	12.7%
Tax Obligation/General	12.4%
Education and Civic Organizations	9.4%
Other	18.6%

States and Territories
(as a % of total municipal bonds)
California	11.4%
New Jersey	9.0%
Michigan	8.2%
Illinois	8.1%
Texas	6.9%
Florida	6.5%
Tennessee	4.7%
Pennsylvania	3.5%
Ohio	3.1%
Georgia	3.0%
Colorado	2.9%
New York	2.8%
Rhode Island	2.8%
Iowa	2.7%
Alabama	2.6%
Missouri	2.2%
Other	19.6%

2 Excluding investments in derivatives.

Nuveen Investments	15

Shareholder Meeting Report

A special meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for NID and NIQ; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve new sub-advisory agreements and to elect Board Members. The meeting was subsequently adjourned to August 15, 2014 and September 19, 2014 for NID.

	NID	NIQ
	Common and	Common and
	Preferred shares	Preferred shares
	voting together	voting together
	as a class	as a class
To approve a new investment management agreement
For	20,645,809	5,283,375
Against	1,018,139	128,989
Abstain	860,467	112,946
Broker Non-Votes	7,782,225	1,795,998
Total	30,306,640	7,321,308
To approve a new sub-advisory agreement
For	20,614,142	5,236,161
Against	1,016,105	144,277
Abstain	894,168	144,872
Broker Non-Votes	7,782,225	1,795,998
Total	30,306,640	7,321,308
Approval of the Board Members was reached as follows:
Thomas S. Schreier, Jr.
For	27,042,476	7,101,043
Withhold	1,619,555	220,265
Total	28,662,031	7,321,308

16	Nuveen Investments

NID
Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 123.2% (99.8% of Total Investments)
	MUNICIPAL BONDS – 123.2% (99.8% of Total Investments)
	National – 1.9% (1.6% of Total Investments)
	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool:
$7,308	5.000%, 4/30/28 (Mandatory put 1/31/18) (Alternative Minimum Tax)	1/18 at 100.00	Ba1	$7,307,354
5,000	5.750%, 6/30/50 (Mandatory put 9/30/19) (Alternative Minimum Tax)	5/15 at 100.00	Ba2	5,075,250
12,308	Total National			12,382,604
	Alabama – 3.2% (2.6% of Total Investments)
235	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006, 5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	B1	231,799
7,000	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A, 5.000%, 4/01/22 – NPFG Insured	2/15 at 100.00	AA–	7,001,960
665	Jefferson County, Alabama, General Obligation Warrants, Series 2004A, 5.000%, 4/01/18 – NPFG Insured	4/15 at 100.00	AA–	665,725
	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
625	5.250%, 1/01/16	2/15 at 100.00	BBB	629,063
10,000	5.250%, 1/01/20	2/15 at 100.00	BBB	10,083,899
200	5.500%, 1/01/22 – AGM Insured	2/15 at 100.00	AA	200,248
2,000	5.250%, 1/01/23	2/15 at 100.00	BBB	2,008,580
20,725	Total Alabama			20,821,274
	Alaska – 0.3% (0.2% of Total Investments)
2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	2/15 at 100.00	B2	1,649,000
	Arizona – 1.2% (1.0% of Total Investments)
1,000	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	10/16 at 100.00	N/R	1,008,720
2,000	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/27	2/22 at 100.00	BBB+	2,227,720
	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A:
260	4.125%, 7/01/19 – FGIC Insured	No Opt. Call	BB+	265,054
200	5.250%, 7/01/22 – FGIC Insured	1/16 at 100.00	BB+	205,642
300	5.250%, 7/01/25 – FGIC Insured	No Opt. Call	BB+	307,806
	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013:
120	4.000%, 7/01/18	No Opt. Call	BB	122,575
800	5.000%, 7/01/23	No Opt. Call	BB	846,320
95	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.250%, 7/01/32	7/21 at 100.00	BB	102,979
760	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013, 5.000%, 7/01/25	7/20 at 102.00	BB+	731,926
800	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 5.000%, 7/01/19	No Opt. Call	BBB	893,968
977	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 5.750%, 7/01/22	7/16 at 100.00	N/R	1,005,059
7,312	Total Arizona			7,717,769
	California – 11.0% (8.9% of Total Investments)
100	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 – AMBAC Insured	No Opt. Call	BBB+	108,103

Nuveen Investments	17

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,490	Alvord Unified School District, Riverside County, California, General Obligation Bonds, Tender Option Bond 3306, 26.253%, 8/01/30 (IF) (5)	No Opt. Call	AA	$5,657,031
1,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26	No Opt. Call	Ba2	1,133,150
750	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 4740, 3.430%, 4/01/36 (IF) (5)	No Opt. Call	AA	819,210
	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
810	5.000%, 11/01/16	No Opt. Call	N/R	835,766
2,125	5.000%, 11/01/21	11/16 at 100.00	N/R	2,183,374
5,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.750%, 8/01/26	8/20 at 100.00	N/R	5,362,600
2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	1/15 at 100.00	AA–	2,005,640
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
13,420	4.500%, 6/01/27	6/17 at 100.00	B	12,677,336
5,100	5.000%, 6/01/33	6/17 at 100.00	B	4,225,809
3,400	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.500%, 9/01/17 – SYNCORA GTY Insured	No Opt. Call	N/R	3,614,540
310	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/23	8/18 at 100.00	BBB–	325,550
250	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	319,020
	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 2, Series 2006D:
1,020	0.000%, 8/01/18	No Opt. Call	N/R	843,489
1,165	0.000%, 8/01/19	No Opt. Call	N/R	906,265
1,310	0.000%, 8/01/20	No Opt. Call	N/R	959,103
1,450	0.000%, 8/01/21	No Opt. Call	N/R	995,150
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
2,430	5.500%, 11/01/19	No Opt. Call	Ba1	2,630,888
5,000	6.625%, 11/01/29	11/19 at 100.00	Ba1	5,485,250
700	Redwood City, California, Special Tax Refunding Bonds, Redwood Shores Community Facilities District 99-1, Shores Transportation Improvement Project, Series 2012B, 5.000%, 9/01/29	No Opt. Call	N/R	781,088
370	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 4.000%, 9/01/21	No Opt. Call	N/R	397,780
2,395	San Bernardino Joint Powers Financing Authority, California, Tax Allocation Bonds, Series 2005A, 5.750%, 10/01/24 – AGM Insured	No Opt. Call	AA	2,804,329
175	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/16	9/15 at 102.00	Baa1	183,262
260	San Diego, California, Community Facilities District 3 Liberty Station Special Tax Refunding Bonds Series 2013, 5.000%, 9/01/20	No Opt. Call	N/R	293,205
420	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 5.000%, 8/01/25 – FGIC Insured	2/15 at 100.00	AA–	421,596
100	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/18 – AMBAC Insured	8/17 at 100.00	BBB	107,083
550	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 5.000%, 8/01/19 – SYNCORA GTY Insured	No Opt. Call	BBB	588,957
1,500	Tejon Ranch Public Facilities Financing Authority, California, Community Facilities District 2008-1 Tejon Industrial Complex East 2012A, 5.000%, 9/01/32	No Opt. Call	N/R	1,563,060
1,500	Tejon Ranch Public Facilities Financing Authority, California, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.000%, 9/01/32	No Opt. Call	N/R	1,563,060

18	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$10,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27	6/17 at 100.00	B+	$9,277,100
1,565	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	6/15 at 100.00	B+	1,540,383
400	Vernon, California, Electric System Revenue Bonds, Series 2009A, 5.125%, 8/01/21	8/19 at 100.00	A–	449,456
69,065	Total California			71,057,633
	Colorado – 4.2% (3.4% of Total Investments)
505	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A, 4.375%, 12/01/18 – RAAI Insured	12/17 at 100.00	N/R	520,887
4,005	Castle Oaks Metropolitan District, In the Town of Castle Rock, Douglas County, Colorado, General Obligation Bonds, Limited Tax Refunding and Improvement Series 2012, 5.500%, 12/01/22	No Opt. Call	N/R	4,016,174
890	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010B, 6.125%, 11/01/20	No Opt. Call	B–	944,504
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 6.750%, 8/01/28	8/18 at 100.00	N/R	525,660
180	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Littleton Preparatory Charter School, Series 2013, 5.000%, 12/01/22	No Opt. Call	BB+	191,722
975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20	No Opt. Call	BBB+	1,054,443
936	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2013, 6.875%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	949,163
3,270	Colorado Springs, Colorado, Utilities System Revenue Bonds, Tender Option Bond Trust 2012-5A, 14.224%, 11/15/30 (IF)	11/22 at 100.00	AA	4,137,858
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Tender Option Bond Trust 3316:
100	22.853%, 9/01/22 (IF) (5)	No Opt. Call	Aa2	211,645
300	22.853%, 3/01/23 (IF) (5)	No Opt. Call	Aa2	648,045
430	22.801%, 3/01/24 (IF) (5)	No Opt. Call	Aa2	933,921
725	22.853%, 3/01/25 (IF) (5)	No Opt. Call	Aa2	1,546,570
200	22.853%, 9/01/25 (IF) (5)	No Opt. Call	Aa2	422,110
3,385	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 5.125%, 12/01/24 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	3,515,526
300	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-1, 5.500%, 9/01/24 – NPFG Insured	No Opt. Call	AA–	310,305
860	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 5.750%, 3/01/32	No Opt. Call	N/R	869,391
250	Lincoln Park Metropolitan District, Douglas County, Colorado, General Obligation Refunding and Improvement Bonds, Series 2008, 5.625%, 12/01/20 (Pre-refunded 12/01/17)	12/17 at 100.00	BBB– (4)	284,685
225	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.300%, 12/15/19 – ACA Insured	12/16 at 100.00	N/R	227,192
	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
500	5.000%, 12/01/18	No Opt. Call	N/R	531,540
1,000	5.000%, 12/01/21	No Opt. Call	N/R	1,075,710
590	Rendezous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.200%, 12/01/17	No Opt. Call	N/R	533,490
3,150	Westminster Economic Development Authority, Colorado, Tax Increment Revenue Bonds, Mandalay Gardens Urban Renewal Project, Series 2012, 5.000%, 12/01/27	No Opt. Call	A	3,519,243
23,276	Total Colorado			26,969,784

Nuveen Investments	19

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.1% (0.1% of Total Investments)
$6,198	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31 (6)	No Opt. Call	N/R	$867,770
	District of Columbia – 0.7% (0.6% of Total Investments)
	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013:
500	4.000%, 10/01/19	No Opt. Call	BBB–	515,860
500	4.000%, 10/01/20	No Opt. Call	BBB–	512,885
670	4.000%, 10/01/21	No Opt. Call	BBB–	682,408
	District of Columbia, Tax Increment Revenue Bonds, Gallery Place Project, Tender Option Bond Trust 1187:
745	21.605%, 6/01/29 (IF) (5)	6/21 at 100.00	A1	1,071,087
785	21.524%, 6/01/30 (IF) (5)	6/21 at 100.00	A1	1,129,623
520	21.605%, 6/01/31 (IF) (5)	6/21 at 100.00	A1	738,140
3,720	Total District of Columbia			4,650,003
	Florida – 10.3% (8.3% of Total Investments)
1,780	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Master Infrastructure Projects, Series 2005A-2, 5.350%, 5/01/36	No Opt. Call	N/R	1,780,267
	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
425	5.000%, 11/15/20	No Opt. Call	BBB	475,346
150	5.000%, 11/15/23	No Opt. Call	BBB	167,214
125	Boynton Beach, Florida, Revenue Bonds, Charter Schools of Boynton Beach, Series 2012A, 5.750%, 6/01/22	No Opt. Call	CC	74,999
430	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Series 2001F-1, 5.000%, 10/01/31 – NPFG Insured	2/15 at 100.00	AA–	429,979
2,380	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami FX, LLC Project, Series 2010A, 5.350%, 7/01/29	7/20 at 100.00	Baa3	2,632,946
1,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A, 4.500%, 6/01/23	No Opt. Call	BBB–	1,046,370
3,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, TEMPS 70 Series 2014B-2, 6.500%, 5/15/20	5/15 at 100.00	N/R	3,020,310
1,500	Escambia County, Florida, Environmental Improvement Revenue Bonds, International Paper Company Projects, Series 2006B, 5.000%, 8/01/26 (Alternative Minimum Tax)	2/15 at 100.00	BBB	1,501,455
3,290	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 6.500%, 6/15/21	No Opt. Call	BB–	3,507,765
1,145	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.125%, 11/01/22	No Opt. Call	N/R	1,202,124
	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A:
490	6.000%, 9/01/17	No Opt. Call	N/R	543,444
1,500	6.250%, 9/01/27	9/17 at 100.00	N/R	1,621,020
	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special ASsessment Revenue Refunding Bonds, Series 2012:
1,305	5.250%, 11/01/22	No Opt. Call	N/R	1,365,878
1,320	5.750%, 11/01/32	No Opt. Call	N/R	1,374,608
2,440	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	2,497,145
1,000	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project, Series 2007, 5.000%, 11/15/22	5/17 at 100.00	BB+	1,049,340
1,000	Live Oak Community Development District 2, Hillsborough County, Florida, Special Assessment Bonds. Series 2004A, 5.850%, 5/01/35	2/15 at 100.00	N/R	1,000,690

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$405	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25 (6)	7/15 at 100.00	N/R	$253,473
5,615	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	5,884,464
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Tender Option Bond Trust 1156:
700	21.416%, 7/01/22 (IF) (5)	No Opt. Call	A3	1,380,400
820	21.416%, 7/01/23 (IF) (5)	7/22 at 100.00	A–	1,573,006
1,115	21.416%, 7/01/24 (IF) (5)	7/22 at 100.00	A–	2,060,632
800	21.416%, 7/01/25 (IF) (5)	7/22 at 100.00	A–	1,414,320
1,370	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	1,467,010
2,350	North Springs Improvement District, Broward County, Florida, Special Assessment Bonds, Parkland Golf and Country Club Area A, Series 2005-A1, 5.450%, 5/01/26	5/15 at 100.00	N/R	2,355,969
2,220	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 16, Refunding Series 2012, 5.125%, 8/01/22	No Opt. Call	N/R	2,338,060
900	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/33	11/22 at 100.00	BBB+	973,278
3,700	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2011B, 7.250%, 8/01/16	No Opt. Call	N/R	3,828,871
1,235	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 3.500%, 5/01/19	No Opt. Call	N/R	1,277,867
	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
2,150	5.500%, 10/01/24	10/17 at 100.00	BBB–	2,337,523
215	5.250%, 10/01/27	10/17 at 100.00	BBB–	228,859
1,735	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	BBB–	1,857,543
1,130	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/25	5/23 at 100.00	N/R	1,158,001
	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Tender Option Bond Trust 1132:
400	21.075%, 7/01/27 (IF) (5)	7/22 at 100.00	A	674,820
290	21.075%, 7/01/28 (IF) (5)	7/22 at 100.00	A	477,674
1,000	16.126%, 7/01/29 (IF) (5)	7/22 at 100.00	A	1,231,500
1,000	16.126%, 7/01/30 (IF) (5)	7/22 at 100.00	A	1,214,450
1,000	21.075%, 7/01/31 (IF) (5)	7/22 at 100.00	A	1,582,550
2,075	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.000%, 5/01/23	5/22 at 100.00	N/R	2,195,848
2,785	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/23	No Opt. Call	N/R	2,754,449
700	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase Two Assessment Area, Refunding Series 2012A-2, 5.600%, 5/01/22	No Opt. Call	N/R	741,447
59,990	Total Florida			66,552,914
	Georgia – 1.7% (1.4% of Total Investments)
2,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB–	2,498,020
435	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/26	12/14 at 100.00	BB–	435,122
	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A:
3,280	5.000%, 7/01/17	No Opt. Call	N/R	3,498,940
4,500	5.000%, 7/01/27	7/17 at 100.00	N/R	4,574,070
10,215	Total Georgia			11,006,152

Nuveen Investments	21

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 2.2% (1.8% of Total Investments)
$500	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 5.000%, 11/01/16	No Opt. Call	A–	$539,345
1,500	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.000%, 12/01/20	No Opt. Call	B+	1,633,920
2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.250%, 7/01/25	7/20 at 100.00	A–	2,217,000
	Guam Government, General Obligation Bonds, 2009 Series A:
1,050	6.000%, 11/15/19	No Opt. Call	BB–	1,161,090
2,500	6.750%, 11/15/29	11/19 at 100.00	BB–	2,868,475
2,000	Guam Government, General Obligation Bonds, Series 2007A, 5.000%, 11/15/23	11/17 at 100.00	BB–	2,063,240
1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.375%, 12/01/24	12/19 at 100.00	BBB+	1,104,620
1,100	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	A–	1,217,821
1,365	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/24	7/23 at 100.00	A–	1,579,278
13,015	Total Guam			14,384,789
	Hawaii – 0.3% (0.3% of Total Investments)
700	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22	No Opt. Call	BB+	701,309
1,550	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27	2/15 at 100.00	B	1,551,550
2,250	Total Hawaii			2,252,859
	Idaho – 0.7% (0.6% of Total Investments)
4,645	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/26	9/16 at 100.00	BB+	4,739,572
	Illinois – 11.8% (9.5% of Total Investments)
1,070	Bellwood, Illinois, General Obligation Bonds, Series 2008, 7.000%, 12/01/29	No Opt. Call	N/R	1,138,801
9,535	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates, 3.840%, 6/15/23	12/15 at 100.00	N/R	9,533,951
4,535	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%, 12/01/26 – FGIC Insured	No Opt. Call	AA–	5,171,669
2,831	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	No Opt. Call	N/R	2,838,316
302	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, MetraMarket Project, Series 2010, 6.870%, 2/15/24	5/15 at 100.00	Baa3	306,601
940	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	2/15 at 100.00	N/R	723,753
	Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 4279:
1,000	22.130%, 11/15/20 (IF) (5)	No Opt. Call	AA	1,618,900
3,040	22.130%, 11/15/20 (IF) (5)	No Opt. Call	AA	4,718,536
1,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	1,073,960
	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
1,650	5.000%, 12/01/21	12/16 at 100.00	BBB	1,722,650
4,000	5.000%, 12/01/26	12/16 at 100.00	BBB	4,079,160
5,530	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	5,938,999
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond Trust 1122:
480	21.689%, 9/01/21 (IF) (5)	No Opt. Call	BBB	774,446
330	21.648%, 9/01/21 (IF) (5)	No Opt. Call	BBB	532,046
435	21.631%, 9/01/22 (IF) (5)	No Opt. Call	BBB	690,676

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A:
$340	5.000%, 2/15/15	No Opt. Call	BB–	$341,870
3,525	5.375%, 2/15/25	2/15 at 100.00	BB–	3,528,173
	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
2,680	5.000%, 4/01/24	4/16 at 100.00	Baa3	2,700,931
1,950	5.000%, 4/01/26	4/16 at 100.00	Baa3	1,960,179
	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
650	4.000%, 5/15/18	No Opt. Call	Baa1	694,278
770	4.000%, 5/15/19	No Opt. Call	Baa1	826,618
895	5.000%, 5/15/20	No Opt. Call	Baa1	1,001,970
1,035	5.000%, 5/15/21	No Opt. Call	Baa1	1,160,794
1,210	5.000%, 5/15/22	No Opt. Call	Baa1	1,347,190
1,390	5.000%, 5/15/23	5/22 at 100.00	Baa1	1,530,043
1,575	5.000%, 5/15/24	5/22 at 100.00	Baa1	1,719,695
500	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.500%, 5/15/26	5/17 at 100.00	N/R	510,475
3,500	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	3,993,080
620	Illinois Finance Authority, Revenue Refunding Bonds, Swedish Covenant Hospital, Refunding Series 2010A, 5.000%, 8/15/17	No Opt. Call	BBB+	669,650
1,450	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/24	No Opt. Call	A–	1,628,408
	Illinois State, General Obligation Bonds, Refunding Series 2012:
1,000	5.000%, 8/01/20 – AGM Insured	No Opt. Call	AA	1,137,660
1,750	5.000%, 8/01/22	No Opt. Call	A–	1,966,598
4,000	5.000%, 8/01/23 – AGM Insured	No Opt. Call	AA	4,547,720
2,000	Illinois State, General Obligation Bonds, Tender Option Bond Trust 1360, 17.353%, 8/01/23 – AGM Insured (IF) (5)	No Opt. Call	AA	3,095,440
980	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	997,611
68,498	Total Illinois			76,220,847
	Indiana – 1.6% (1.3% of Total Investments)
1,250	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A, 6.000%, 11/15/22	No Opt. Call	N/R	1,373,438
4,345	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.000%, 3/01/33	3/23 at 100.00	BB–	4,357,209
1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A, 6.250%, 7/01/23	No Opt. Call	BB–	1,059,870
950	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A, 6.250%, 7/01/23	No Opt. Call	BB–	1,006,877
860	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BB–	882,566
60	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	BB–	66,661
1,000	Indiana Finance Authority, Revenue Bonds, Marquette Project, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	1,060,070
400	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	445,512
9,865	Total Indiana			10,252,203
	Iowa – 2.0% (1.6% of Total Investments)
2,600	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	2,690,350

Nuveen Investments	23

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
$6,320	5.000%, 12/01/19	No Opt. Call	BB–	$6,674,678
1,000	5.500%, 12/01/22	12/18 at 100.00	BB–	1,046,930
2,000	5.250%, 12/01/25	12/23 at 100.00	BB–	2,116,160
	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012:
125	3.000%, 9/01/16	No Opt. Call	BB	124,191
180	4.000%, 9/01/18	No Opt. Call	BB	181,323
200	3.000%, 9/01/19	No Opt. Call	BB	191,526
12,425	Total Iowa			13,025,158
	Kansas – 2.1% (1.7% of Total Investments)
2,000	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 1125, 22.930%, 11/15/32 (IF) (5)	5/22 at 100.00	Aa2	3,239,500
310	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3254, 18.567%, 5/15/20 (IF) (5)	No Opt. Call	Aa2	464,935
2,000	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No.1 Project, Series 2012B, 6.100%, 12/15/34	No Opt. Call	N/R	2,000,920
8,000	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 5.250%, 12/15/29	No Opt. Call	N/R	8,091,760
12,310	Total Kansas			13,797,115
	Louisiana – 1.0% (0.8% of Total Investments)
1,500	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+	1,702,335
2,395	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R	2,724,193
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
250	5.250%, 5/15/22	No Opt. Call	Baa1	281,338
500	6.250%, 5/15/31	No Opt. Call	Baa1	588,725
1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/22	No Opt. Call	A	1,202,920
5,645	Total Louisiana			6,499,511
	Maine – 0.1% (0.1% of Total Investments)
350	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/22	No Opt. Call	Baa1	405,836
	Maryland – 0.2% (0.2% of Total Investments)
1,500	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	2/15 at 100.00	B3	1,430,400
	Massachusetts – 0.9% (0.7% of Total Investments)
1,755	Massachusetts Development Finance Agency, Revenue Bonds, Boston Architectural College, Series 2006, 5.000%, 1/01/27 – ACA Insured	1/17 at 100.00	N/R	1,783,133
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB+	1,006,030
3,150	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	N/R	3,150,189
5,905	Total Massachusetts			5,939,352

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 6.6% (5.3% of Total Investments)
$2,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Tender Option Bond Trust 3308, 23.111%, 11/01/27 – AGM Insured (IF) (5)	No Opt. Call	AA	$3,828,200
230	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1998A, 4.750%, 7/01/25 – NPFG Insured	1/15 at 100.00	AA–	224,291
	Detroit, Michigan, General Obligation Bonds, Series 2001A-1:
1,000	5.375%, 4/01/18 – NPFG Insured	2/15 at 100.00	AA–	1,000,220
2,000	5.000%, 4/01/19 – NPFG Insured	2/15 at 100.00	AA–	1,999,860
300	Detroit, Michigan, General Obligation Bonds, Series 2005A, 5.000%, 4/01/22 – AGM Insured	4/16 at 100.00	AA	305,439
100	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	2/15 at 100.00	AA–	99,997
30	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%, 7/01/34 – NPFG Insured	2/15 at 100.00	AA–	29,999
	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
1,000	5.000%, 10/01/17	No Opt. Call	BBB–	1,080,850
1,000	5.000%, 10/01/18	No Opt. Call	BBB–	1,096,370
1,105	East Lansing, Michigan, Economic Development Corporation Limited Obligation Bonds, Burcham Hills Retirement Community First Mortgage, Series 2007-B1, 5.250%, 7/01/37	7/15 at 100.00	N/R	1,105,188
1,270	Flint Hospital Building Authority, Michigan, Building Authority Revenue Bonds, Hurley Medical Center, Series 2013A, 5.000%, 7/01/23	No Opt. Call	Ba1	1,302,042
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-3:
5,000	5.000%, 7/01/24 – AGM Insured (5)	No Opt. Call	AA	5,816,750
5,000	5.000%, 7/01/25 – AGM Insured	7/24 at 100.00	AA	5,760,600
5,000	5.000%, 7/01/26 – AGM Insured	7/24 at 100.00	AA	5,698,350
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-7:
2,000	5.000%, 7/01/25 – NPFG Insured	7/24 at 100.00	AA–	2,286,420
2,000	5.000%, 7/01/26 – NPFG Insured	7/24 at 100.00	AA–	2,268,780
385	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 6.000%, 10/01/21	No Opt. Call	BB–	398,467
880	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB	885,852
825	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Tender Option Bond Trust 4286, 22.578%, 12/01/18 (IF) (5)	No Opt. Call	Aa2	1,369,715
600	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/22	9/17 at 100.00	BBB–	614,382
2,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	2,036,400
1,625	Star International Academy, Wayne County, Michigan, Public School Academy Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/33	No Opt. Call	BBB	1,691,365
110	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005, 5.000%, 11/01/15	No Opt. Call	BB	111,145
1,685	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 – NPFG Insured	2/15 at 100.00	AA–	1,686,567
37,145	Total Michigan			42,697,249
	Minnesota – 0.8% (0.6% of Total Investments)
3,500	Cloquet, Minnesota, Pollution Control Revenue Bonds, Potlatch Corporation, Refunding Series 1996, 5.900%, 10/01/26	2/15 at 100.00	BB+	3,503,290
1,445	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2004, 5.750%, 2/01/27	2/15 at 100.00	N/R	1,446,228
4,945	Total Minnesota			4,949,518

Nuveen Investments	25

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 0.8% (0.6% of Total Investments)
$1,845	Mississippi Business Finance Corporation, Gulf Opportunity Zone Industrial Development Revenue Bonds, Northrop Grumman Ship Systems Inc. Project, Series 2006, 4.550%, 12/01/28	12/16 at 100.00	BB+	$1,857,343
	Mississippi Development Bank Special Obligation Bonds, Marshall County Industrial Development Authority, Mississippi Highway Construction Project, Tender Option Bond Trust 3315:
800	22.478%, 1/01/20 (IF) (5)	No Opt. Call	AA–	1,391,440
500	22.478%, 1/01/20 (IF) (5)	No Opt. Call	AA–	831,700
985	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, South Central Regional Medical Center, Refunding & Improvement Series 2006, 5.250%, 12/01/21	12/16 at 100.00	BBB	1,037,215
4,130	Total Mississippi			5,117,698
	Missouri – 1.7% (1.4% of Total Investments)
3,500	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/16 at 100.00	N/R	3,574,620
600	Pevely, Missouri, Neighborhood Improvement District Bonds, Southern Heights Project, Series 2004, 5.250%, 3/01/22 – RAAI Insured	2/15 at 100.00	N/R	601,278
3,000	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.000%, 12/01/36	No Opt. Call	BBB	3,059,580
865	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.000%, 5/01/24	5/23 at 100.00	N/R	909,997
1,275	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/22 – NPFG Insured	12/16 at 100.00	AA–	1,363,281
	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B:
440	5.375%, 11/01/23	2/15 at 100.00	N/R	440,532
905	5.500%, 11/01/27	2/15 at 100.00	N/R	905,977
10,585	Total Missouri			10,855,265
	Nebraska – 0.5% (0.4% of Total Investments)
3,000	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	3,475,110
	Nevada – 1.4% (1.2% of Total Investments)
1,630	Carson City, Nevada, Hospital Revenue Refunding Bonds, Carson-Tahoe Regional Healthcare Project, Series 2012, 5.000%, 9/01/27	No Opt. Call	BBB+	1,801,769
1,810	Henderson, Nevada, Limited Obligation Improvement Bonds, Local Improvement District T-18, Inspirada Series 2006, 5.150%, 9/01/21	3/15 at 100.00	N/R	1,704,242
	Henderson, Nevada, Limited Obligation Refunding Bonds, Local Improvement District T-13 Cornerstone, Series 2013:
620	4.000%, 3/01/17	No Opt. Call	N/R	628,376
735	4.000%, 3/01/18	No Opt. Call	N/R	740,777
700	4.000%, 3/01/19	No Opt. Call	N/R	700,336
800	5.000%, 3/01/20	No Opt. Call	N/R	832,136
835	5.000%, 3/01/21	No Opt. Call	N/R	864,784
875	5.000%, 3/01/22	No Opt. Call	N/R	902,116
1,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 7.500%, 6/15/23	6/19 at 100.00	BBB–	1,145,260
9,005	Total Nevada			9,319,796
	New Hampshire – 0.2% (0.2% of Total Investments)
100	Manchester Housing and Redevelopment Authority, New Hampshire, Meals and Rooms Tax Revenue Bonds, Series 2000A, 6.750%, 1/01/15 – ACA Insured	12/14 at 100.00	Caa1	100,129
	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
265	0.000%, 1/01/17 – ACA Insured	No Opt. Call	Caa1	239,091
500	0.000%, 1/01/18 – ACA Insured	No Opt. Call	Caa1	428,295
320	0.000%, 1/01/19 – ACA Insured	No Opt. Call	N/R	256,957
370	0.000%, 1/01/20 – ACA Insured	No Opt. Call	Caa1	278,333
1,555	Total New Hampshire			1,302,805

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 7.7% (6.2% of Total Investments)
$2,420	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25 (Pre-refunded 2/15/15)	2/15 at 100.00	BBB (4)	$2,444,974
2,500	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 4.000%, 6/15/19	No Opt. Call	BBB+	2,703,325
3,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2012II, 5.000%, 3/01/26	No Opt. Call	A2	3,294,900
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 1151:
1,440	3.081%, 9/01/25 (IF) (5)	3/25 at 100.00	A2	1,333,656
1,200	4.590%, 9/01/27 (IF) (5)	3/23 at 100.00	A2	1,185,660
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
3,000	5.125%, 9/15/23 (Alternative Minimum Tax)	3/15 at 100.00	B	3,225,720
7,550	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	8,019,988
7,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	7,752,570
5,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	5,595,450
1,000	New Jersey Health Care Facilities Financing Authority, Trinitas Hospital Obligated Group, Series 2007A, 5.250%, 7/01/23	7/17 at 100.00	BBB	1,051,080
500	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 21.515%, 1/01/24 (IF) (5)	7/22 at 100.00	A+	932,500
10,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Second Subordinate Capital Appreciation Series 2007-1C, 0.000%, 6/01/41	6/17 at 25.35	A–	2,304,200
10,985	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.625%, 6/01/26	6/17 at 100.00	B+	10,129,158
55,595	Total New Jersey			49,973,181
	New Mexico – 0.7% (0.5% of Total Investments)
1,270	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	2/15 at 100.00	N/R	1,270,318
1,000	Jicarilla Apache Nation, New Mexico, Revenue Bonds, Series 2002A, 5.500%, 9/01/23	No Opt. Call	N/R	995,520
2,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2012, 5.000%, 5/15/32	No Opt. Call	BBB–	2,097,660
4,270	Total New Mexico			4,363,498
	New York – 6.2% (5.0% of Total Investments)
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
505	4.000%, 4/01/20	No Opt. Call	BBB–	526,038
570	4.000%, 4/01/23	No Opt. Call	BBB–	584,005
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
1,000	5.000%, 5/01/21	No Opt. Call	BB+	1,125,440
840	5.000%, 5/01/23	No Opt. Call	BB+	955,172
1,000	5.000%, 5/01/28	No Opt. Call	BB+	1,105,130
1,000	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.500%, 12/01/21	12/18 at 100.00	Ba1	1,123,820
7,850	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	8,541,821
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A:
490	5.000%, 12/01/16	No Opt. Call	BB	506,832
1,500	5.000%, 12/01/21	12/16 at 100.00	BB	1,578,435

Nuveen Investments	27

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$135	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006B, 5.000%, 12/01/16	No Opt. Call	BB	$139,637
190	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Ba1	196,958
2,300	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.500%, 12/01/28	12/15 at 100.00	BBB	2,422,452
	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A:
2,070	5.250%, 12/01/16	No Opt. Call	N/R	2,180,414
1,600	5.000%, 12/01/23	6/17 at 100.00	N/R	1,674,000
5,000	Suffolk County Industrial Development Agency, New York, Continuing Care Retirement Community Revenue Bonds, Jefferson’s Ferry Project, Series 2006, 5.000%, 11/01/28	11/16 at 100.00	BBB–	5,173,250
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
4,060	5.000%, 6/01/26	6/16 at 100.00	BB–	4,004,825
10,000	5.000%, 6/01/34	6/16 at 100.00	B	8,364,500
40,110	Total New York			40,202,729
	Ohio – 6.7% (5.4% of Total Investments)
24,900	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	21,202,347
2,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,258,400
95	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	97,179
3,400	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012, 5.000%, 12/01/22	No Opt. Call	N/R	3,501,728
6,000	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	2/15 at 100.00	B–	6,008,340
	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Public Improvement Project, Series 2003:
1,840	5.250%, 12/01/23	2/15 at 100.00	BB	1,861,086
8,445	5.375%, 12/01/35	12/14 at 101.00	BB	8,504,199
46,680	Total Ohio			43,433,279
	Oregon – 0.3% (0.2% of Total Investments)
1,000	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds, Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/31	No Opt. Call	BBB–	1,062,080
730	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	No Opt. Call	N/R	732,022
1,730	Total Oregon			1,794,102
	Pennsylvania – 4.7% (3.8% of Total Investments)
2,354	Aliquippa Municipal Water Authority, Pennsylvania, Water and Sewer Revenue Bonds, Subordinated Series 2013, 5.000%, 5/15/26	No Opt. Call	N/R	2,437,587
1,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/15 at 101.00	N/R	1,019,450
4,025	Butler County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, AK Steel Corporation Project, Series 2012-A, 6.250%, 6/01/20 (Alternative Minimum Tax)	No Opt. Call	B–	3,989,057
1,450	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BBB	1,607,905
2,385	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 6.000%, 11/15/35	2/15 at 100.00	B+	2,386,073
1,595	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds, Morningstar Senior Living, Inc., Series 2012, 5.000%, 7/01/27	No Opt. Call	BBB–	1,689,918

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$4,000	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/14 at 100.00	B–	$3,999,640
1,020	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/28	12/14 at 100.00	N/R	1,020,765
750	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	828,465
4,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	4,583,560
1,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007B, 5.500%, 7/01/26	7/17 at 100.00	BB+	1,051,390
3,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 6.250%, 7/01/23	No Opt. Call	BB+	3,243,600
2,595	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012C, 3.000%, 1/01/17	No Opt. Call	Ba1	2,665,091
29,174	Total Pennsylvania			30,522,501
	Puerto Rico – 1.3% (1.0% of Total Investments)
3,500	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	BB	3,428,285
5,255	University of Puerto Rico, University System Revenue Bonds, Series 2006P, 5.000%, 6/01/15	No Opt. Call	BB	4,891,301
8,755	Total Puerto Rico			8,319,586
	Rhode Island – 1.1% (0.9% of Total Investments)
6,000	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 6.000%, 5/15/29 – AGC Insured	5/19 at 100.00	A3	6,973,560
	South Carolina – 1.7% (1.4% of Total Investments)
	South Carolina JOBS Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Tender Option Bond Trust 1141:
1,500	21.777%, 11/01/27 (IF) (5)	11/22 at 100.00	A	2,483,100
1,010	21.756%, 11/01/28 (IF) (5)	11/22 at 100.00	A	1,652,370
1,255	21.777%, 11/01/29 (IF) (5)	11/22 at 100.00	A	2,030,653
5,000	York County, South Carolina, Celanese, Series 1994, 5.700%, 1/01/24 (Alternative Minimum Tax)	2/15 at 100.00	BB–	5,004,050
8,765	Total South Carolina			11,170,173
	Tennessee – 1.3% (1.1% of Total Investments)
1,210	Chattanooga Health, Educational, and Housing Facility Board, Tennessee, Revenue Refunding Bonds, CDFI Phase I, LLC Project, Series 2005A, 5.000%, 10/01/25	10/15 at 100.00	BBB	1,225,065
2,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A	2,285,100
5,000	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014, 5.250%, 5/01/25	11/24 at 100.00	N/R	5,023,700
8,210	Total Tennessee			8,533,865
	Texas – 10.6% (8.6% of Total Investments)
	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
3,780	5.250%, 1/01/24 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	3,917,970
275	5.000%, 1/01/34 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	279,516
7,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/24	1/17 at 100.00	BB	7,206,290
	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1 Special Assessment Revenue Bonds, Series 2013:
1,695	4.500%, 11/01/18	No Opt. Call	N/R	1,758,715
1,500	6.000%, 11/01/28	11/23 at 100.00	N/R	1,603,335
645	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007, 5.000%, 7/01/27	7/17 at 100.00	BBB	662,467

Nuveen Investments	29

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,095	Board of Managers, Joint Guadalupe County – Seguin City Hospital, Texas, FHA Insured Hospital Mortgage Revenue Bonds, Guadalupe Regional Medical Center Project, Series 2007, 5.500%, 8/15/36	8/18 at 100.00	Baa3	$2,257,782
2,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Tender Option Bond Trust 3307, 23.846%, 12/01/26 – AMBAC Insured (IF) (5)	No Opt. Call	AA+	4,836,300
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	2,124,300
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
330	5.000%, 6/01/18	No Opt. Call	Baa3	364,125
1,500	5.000%, 6/01/20	No Opt. Call	Baa3	1,689,120
535	5.000%, 6/01/21	No Opt. Call	Baa3	602,340
855	5.000%, 6/01/22	No Opt. Call	Baa3	967,928
915	5.000%, 6/01/23	No Opt. Call	Baa3	1,040,730
4,735	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Junior Lien Series 2001B, 5.250%, 11/15/40 – NPFG Insured	5/15 at 100.00	AA–	4,737,699
1,500	Health Facilities Development District of Central Texas, Revenue Bonds, Legacy at Willow Bend Project, Series 2006A, 5.625%, 11/01/26	11/16 at 100.00	N/R	1,529,475
200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/21 (Alternative Minimum Tax)	No Opt. Call	BBB	229,144
1,250	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	2/15 at 100.00	BB–	1,252,175
1,500	Red River Authority, Texas, Pollution Control Revenue Bonds, AEP Texas North Company, Public Service Company of Oklahoma and AEP Texas Central Company Oklaunion Project, Refunding Series 2007, 4.450%, 6/01/20 – NPFG Insured	No Opt. Call	AA–	1,637,265
2,680	San Antonio Public Facilities Corporation, Texas, Improvement and Refunding Lease Revenue Bonds, Convention Center Refinancing and Expansion Project, Tender Option Bond Trust 4281, 22.865%, 9/15/20 (IF) (5)	No Opt. Call	AA+	4,724,277
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Tender Option Bond Trust 1149:
100	21.633%, 8/15/22 (IF) (5)	No Opt. Call	Aa3	188,600
155	21.431%, 8/15/24 (IF) (5)	8/23 at 100.00	Aa3	290,992
200	21.633%, 8/15/26 (IF) (5)	8/23 at 100.00	Aa3	360,350
170	21.391%, 8/15/27 (IF) (5)	8/23 at 100.00	Aa3	300,759
	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D:
700	5.625%, 12/15/17	No Opt. Call	A–	761,278
9,645	6.250%, 12/15/26	No Opt. Call	A–	11,869,908
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
5,000	5.000%, 12/15/20	No Opt. Call	A3	5,792,000
5,000	5.000%, 12/15/22	No Opt. Call	A3	5,862,650
57,960	Total Texas			68,847,490
	Utah – 1.0% (0.8% of Total Investments)
6,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	6,425,760
	Vermont – 0.6% (0.5% of Total Investments)
3,600	Vermont Economic Development Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.750%, 4/01/36 (Mandatory put 4/01/18) (Alternative Minimum Tax)	No Opt. Call	B+	3,662,568

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virgin Islands – 2.2% (1.8% of Total Investments)
$6,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22	No Opt. Call	BBB+	$6,308,220
2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/25	10/20 at 100.00	BBB	2,237,240
5,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	5,717,650
13,000	Total Virgin Islands			14,263,110
	Virginia – 3.2% (2.6% of Total Investments)
	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012:
1,265	4.000%, 3/01/20	No Opt. Call	N/R	1,276,486
1,000	5.000%, 3/01/21	No Opt. Call	N/R	1,054,210
1,410	5.000%, 3/01/22	No Opt. Call	N/R	1,485,914
	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Tender Option Bond Trust 3309:
1,800	22.853%, 5/15/20 (IF) (5)	No Opt. Call	AA+	3,204,810
120	22.853%, 5/15/20 (IF) (5)	No Opt. Call	AA+	209,874
400	17.821%, 5/15/20 (IF) (5)	No Opt. Call	AA+	521,160
2,615	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project, Series 1996, 6.450%, 5/01/26	2/15 at 100.00	BB–	2,627,892
2,255	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007, 5.800%, 9/01/17	No Opt. Call	N/R	2,467,286
1,000	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	No Opt. Call	N/R	1,001,960
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
90	0.000%, 7/01/24	No Opt. Call	BBB–	60,580
465	0.000%, 7/01/25	No Opt. Call	BBB–	296,010
1,600	0.000%, 7/01/26	No Opt. Call	BBB–	963,360
2,515	0.000%, 7/01/27	No Opt. Call	BBB–	1,422,031
2,220	0.000%, 7/01/28	No Opt. Call	BBB–	1,186,967
	Virginia Gateway Community Development Authority, Prince William County, Virginia, Special Assessment Refunding Bonds, Series 2012:
695	5.000%, 3/01/25	No Opt. Call	N/R	730,243
895	4.500%, 3/01/29	No Opt. Call	N/R	881,978
1,505	5.000%, 3/01/30	No Opt. Call	N/R	1,562,115
21,850	Total Virginia			20,952,876
	Washington – 1.8% (1.5% of Total Investments)
550	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/15 at 100.00	N/R	551,980
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2006, 5.000%, 12/01/24 – RAAI Insured	12/16 at 100.00	BBB	2,043,460
	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A:
4,300	6.000%, 10/01/22	No Opt. Call	N/R	4,748,834
2,135	6.500%, 10/01/32	No Opt. Call	N/R	2,315,984
	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013:
1,000	5.000%, 7/01/21	No Opt. Call	A–	1,118,500
1,000	5.000%, 7/01/23	No Opt. Call	A–	1,115,970
10,985	Total Washington			11,894,728

Nuveen Investments	31

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 2.6% (2.1% of Total Investments)
$1,740	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	$1,954,507
	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A:
5,210	5.500%, 2/01/21	No Opt. Call	AA–	5,895,011
350	6.500%, 2/01/31	2/19 at 102.00	AA–	411,520
	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,200	5.250%, 12/01/22	No Opt. Call	N/R	1,216,428
1,610	6.000%, 12/01/32	No Opt. Call	N/R	1,629,352
840	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012, 5.000%, 4/01/22	No Opt. Call	BB+	930,090
3,220	Public Finance Authority, Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	3,557,553
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Tender Option Bond Trust 4287:
50	21.190%, 4/01/20 (IF) (5)	No Opt. Call	Aa3	95,235
100	22.043%, 10/01/20 (IF) (5)	No Opt. Call	Aa3	200,145
185	21.640%, 10/01/20 (IF) (5)	No Opt. Call	Aa3	355,590
100	22.043%, 10/01/20 (IF) (5)	No Opt. Call	Aa3	187,505
250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	266,483
14,855	Total Wisconsin			16,699,419
$759,121	Total Long-Term Investments (cost $795,647,136)			798,372,411

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2% (0.2% of Total Investments)
	MUNICIPAL BONDS – 0.2% (0.2% of Total Investments)
$1,160	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	$1,177,098
110	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	111,621
170	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	172,506
$1,440	Total Short-Term Investments – (cost $1,440,000)			1,461,225
	Total Investments (cost $797,087,136) – 123.4%			799,833,636
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (27.0)% (8)			(175,000,000)
	Other Assets Less Liabilities – 3.6% (9)			23,262,403
	Net Assets Applicable to Common Shares – 100%			$648,096,039

32	Nuveen Investments

Investments in Derivatives as of November 30, 2014

Interest Rate Swaps outstanding:

		Fund				Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate		Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized	)	Frequency	Date (10)	Date	(Depreciation) (9)
JPMorgan	$72,000,000	Receive	Weekly USD-SIFMA	2.580%		Quarterly	6/12/15	6/12/25	$(3,739,503)
JPMorgan	33,100,000	Receive	Weekly USD-SIFMA	2.738		Quarterly	8/24/15	8/24/29	(1,589,582)
	$105,100,000								$(5,329,085)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 21.9%.
(9)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(10)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.
(IF)	Inverse floating rate investment.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-SIFMA	United States Dollar-Securities Industry and Financial Markets Association.

See accompanying notes to financial statements.

Nuveen Investments	33

NIQ
Nuveen Intermediate Duration Quality Municipal Term Fund
	Portfolio of Investments	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 130.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 130.4% (100.0% of Total Investments)
	Alabama – 3.3% (2.6% of Total Investments)
$2,000	Alabama Federal Aid Highway Finance Authority, Federal Highway Grant Anticipation Revenue Bonds, Tender Option Bond Trust 2013-2W, 22.578%, 9/01/26 (IF) (4)	No Opt. Call	AA	$3,583,300
2,500	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A, 5.000%, 4/01/22 – NPFG Insured	2/15 at 100.00	AA–	2,500,700
4,500	Total Alabama			6,084,000
	Arizona – 2.1% (1.6% of Total Investments)
455	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	10/16 at 100.00	N/R	458,968
	Arizona Health Facilities Authority, Hospital Revenue Bonds, Phoenix Children’s Hospital, Series 2013D:
965	5.000%, 2/01/24	2/23 at 100.00	BBB+	1,117,152
1,065	5.000%, 2/01/26	2/23 at 100.00	BBB+	1,208,775
1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 5.000%, 7/01/19	No Opt. Call	BBB	1,117,460
3,485	Total Arizona			3,902,355
	California – 14.8% (11.4% of Total Investments)
3,000	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Refunding Bonds, Series 2013A, 5.000%, 10/01/27 – AGM Insured	10/23 at 100.00	AA	3,543,930
	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013:
560	5.000%, 10/01/19	No Opt. Call	Baa1	635,197
415	5.000%, 10/01/21	No Opt. Call	Baa1	476,694
3,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	1/15 at 100.00	AA–	3,008,460
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	2,485,770
	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
1,320	5.500%, 9/01/17 – SYNCORA GTY Insured	No Opt. Call	N/R	1,403,292
660	5.500%, 9/01/27 – SYNCORA GTY Insured	No Opt. Call	N/R	686,737
1,265	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 4.500%, 4/15/23	No Opt. Call	BBB	1,400,697
	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007:
1,400	5.000%, 6/01/21	6/17 at 100.00	B–	1,381,058
1,120	4.625%, 6/01/21	6/17 at 100.00	B–	1,091,563
	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 31 Eastvale Area, Series 2013:
150	4.000%, 9/01/25	9/22 at 100.00	N/R	157,899
305	4.000%, 9/01/26	9/22 at 100.00	N/R	319,777
250	4.000%, 9/01/27	9/22 at 100.00	N/R	260,778
695	Monrovia Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Central Redevelopment Project Area 1, Refunding Subordinate Series 2012, 4.000%, 8/01/15	No Opt. Call	BBB	711,743
760	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	808,822
1,815	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A , 5.000%, 9/01/22	No Opt. Call	N/R	2,042,202
185	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 0.000%, 10/01/26	No Opt. Call	A–	137,623

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$400	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.100%, 6/01/17	No Opt. Call	N/R	$408,340
	San Diego, California, Community Facilities District 3 Liberty Station Special Tax Refunding Bonds Series 2013:
395	5.000%, 9/01/15	No Opt. Call	N/R	407,123
340	5.000%, 9/01/17	No Opt. Call	N/R	371,124
1,080	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/17 – NPFG Insured	8/15 at 100.00	AA–	1,113,793
2,865	Vernon, California, Electric System Revenue Bonds, Series 2009A, 5.125%, 8/01/21	8/19 at 100.00	A–	3,219,229
925	Washington Township Health Care District, California, Revenue Bonds, Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	Baa1	1,070,900
25,905	Total California			27,142,751
	Colorado – 3.8% (2.9% of Total Investments)
	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013:
280	4.000%, 6/01/18	No Opt. Call	A	300,784
310	4.000%, 6/01/20	No Opt. Call	A	336,201
200	5.000%, 6/01/21	No Opt. Call	A	229,316
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Tender Option Bond Trust 3316:
100	22.853%, 9/01/22 (IF) (4)	No Opt. Call	Aa2	211,645
300	22.853%, 3/01/23 (IF) (4)	No Opt. Call	Aa2	648,045
430	22.801%, 3/01/24 (IF) (4)	No Opt. Call	Aa2	933,921
725	22.853%, 3/01/25 (IF) (4)	No Opt. Call	Aa2	1,546,570
200	22.853%, 9/01/25 (IF) (4)	No Opt. Call	Aa2	422,110
200	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.500%, 12/01/25 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	203,510
340	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	288,789
1,535	Lincoln Park Metropolitan District, Douglas County, Colorado, General Obligation Refunding and Improvement Bonds, Series 2008, 5.625%, 12/01/20 (Pre-refunded 12/01/17)	12/17 at 100.00	BBB– (5)	1,747,966
4,620	Total Colorado			6,868,857
	Florida – 8.5% (6.5% of Total Investments)
	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
420	5.000%, 11/15/20	No Opt. Call	BBB	469,753
150	5.000%, 11/15/23	No Opt. Call	BBB	167,214
515	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 5.500%, 11/01/23	No Opt. Call	N/R	544,855
1,270	Brwoard County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC Project, Series 2013A, 5.000%, 4/01/23 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,449,908
470	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami FX, LLC Project, Series 2010A, 5.350%, 7/01/29	7/20 at 100.00	Baa3	519,952
2,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A, 4.500%, 6/01/23	No Opt. Call	BBB–	2,092,740
2,960	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2012A, 5.000%, 10/01/26	No Opt. Call	A2	3,421,730
	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
2,535	3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	2,656,655
500	4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	512,300
1,400	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/22	No Opt. Call	BBB+	1,581,902

Nuveen Investments	35

NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$250	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.750%, 10/01/22	10/17 at 100.00	BBB–	$271,285
305	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/24	No Opt. Call	BBB+	347,233
1,510	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/23	No Opt. Call	N/R	1,493,435
14,285	Total Florida			15,528,962
	Georgia – 3.8% (3.0% of Total Investments)
1,025	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 4.000%, 7/01/22	No Opt. Call	A–	1,102,787
1,000	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	1,011,450
2,000	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A, 5.000%, 2/01/34 – SYNCORA GTY Insured	2/16 at 100.00	N/R	2,023,200
2,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2009B, 5.000%, 3/15/16	No Opt. Call	A2	2,117,080
933	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2012A-2, 3.930%, 7/01/26	2/15 at 100.00	N/R	784,294
6,958	Total Georgia			7,038,811
	Idaho – 0.6% (0.4% of Total Investments)
1,000	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/20	9/16 at 100.00	BB+	1,037,980
	Illinois – 10.6% (8.1% of Total Investments)
2,500	Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 1354, 21.038%, 11/15/25 (IF) (4)	11/22 at 100.00	AA	3,912,199
1,350	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 6.550%, 1/01/20	1/18 at 102.00	N/R	1,476,806
1,775	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/19 (4)	No Opt. Call	AA–	2,088,021
1,000	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/26	12/16 at 100.00	BBB	1,019,790
1,500	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.375%, 2/15/25	2/15 at 100.00	BB–	1,501,350
2,680	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A, 5.000%, 4/01/24	4/16 at 100.00	Baa3	2,700,931
250	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.500%, 5/15/26	5/17 at 100.00	N/R	255,238
5,000	Illinois State, General Obligation Bonds, Series 2013, 5.000%, 7/01/23	No Opt. Call	A–	5,613,449
1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	791,990
17,055	Total Illinois			19,359,774
	Indiana – 1.3% (1.0% of Total Investments)
1,180	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.000%, 3/01/33	3/23 at 100.00	BB–	1,183,316
1,145	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	1,233,119
2,325	Total Indiana			2,416,435
	Iowa – 3.5% (2.7% of Total Investments)
1,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,034,750
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	2,112,240
1,405	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2005A, 5.000%, 10/01/22	2/15 at 100.00	BB	1,405,295

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$2,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	$1,797,280
6,405	Total Iowa			6,349,565
	Kentucky – 2.0% (1.5% of Total Investments)
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,320	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	1,422,907
115	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	124,513
3,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Capital Appreciation Series 2013B, 0.000%, 7/01/23	No Opt. Call	Baa3	2,141,070
4,435	Total Kentucky			3,688,490
	Louisiana – 0.9% (0.7% of Total Investments)
500	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+	567,445
1,000	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/22	No Opt. Call	BBB+	1,170,650
1,500	Total Louisiana			1,738,095
	Maine – 2.4% (1.8% of Total Investments)
1,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	Baa1	1,087,230
	Maine Turnpike Authority, Special Obligation Bonds, Series 2014:
620	5.000%, 7/01/25	No Opt. Call	A	742,983
340	5.000%, 7/01/27	No Opt. Call	A	400,187
1,850	5.000%, 7/01/29	No Opt. Call	A	2,153,844
3,810	Total Maine			4,384,244
	Maryland – 0.9% (0.7% of Total Investments)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A:
195	5.000%, 7/01/20	No Opt. Call	Baa1	223,579
275	5.000%, 7/01/22	No Opt. Call	Baa1	317,237
1,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2011A, 5.000%, 9/15/22	No Opt. Call	AAA	1,204,200
1,470	Total Maryland			1,745,016
	Massachusetts – 1.9% (1.5% of Total Investments)
1,000	Massachusetts Development Finance Agency Revenue Bonds, Boston Medical Center Issue, Series 2012C, 5.000%, 7/01/29	No Opt. Call	BBB+	1,075,050
250	Massachusetts Development Finance Agency, First Mortgage Revenue Bonds, Brookhaven at Lexington Project, Series 2005A, 5.000%, 3/01/35 – RAAI Insured	2/15 at 100.00	A+	250,403
1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Covanta Energy Project, Series 2012A, 4.875%, 11/01/27 (Alternative Minimum Tax)	No Opt. Call	BB+	1,027,230
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
140	5.000%, 1/01/21 – AMBAC Insured	2/15 at 100.00	N/R	140,183
1,000	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	N/R	1,000,060
3,390	Total Massachusetts			3,492,926
	Michigan – 10.7% (8.2% of Total Investments)
1,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Tender Option Bond Trust 3308, 23.028%, 11/01/26 – AGM Insured (IF) (4)	No Opt. Call	AA	1,940,350
810	Detroit, Michigan, General Obligation Bonds, Refunding Series 2005C, 5.000%, 4/01/15 – AGM Insured	No Opt. Call	AA	816,836
400	Detroit, Michigan, General Obligation Bonds, Series 2005A, 5.000%, 4/01/25 – AGM Insured	No Opt. Call	AA	407,252
500	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	500,150

Nuveen Investments	37

NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B:
$50	5.000%, 7/01/33 – NPFG Insured	7/16 at 100.00	AA–	$51,201
60	5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	AA–	61,441
1,260	5.000%, 7/01/36 – MBIA-NPFG Insured	7/16 at 100.00	AA–	1,280,462
735	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	2/15 at 100.00	AA–	734,978
250	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A, 5.000%, 7/01/34 – AGM Insured	7/16 at 100.00	AA	257,965
290	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA	299,239
165	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%, 7/01/34 – NPFG Insured	2/15 at 100.00	AA–	164,995
440	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003D. RMKTD, 5.000%, 7/01/33 – NPFG Insured	No Opt. Call	AA–	450,564
10	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	10,319
730	Flint Hospital Building Authority, Michigan, Building Authority Revenue Bonds, Hurley Medical Center, Series 2013A, 5.000%, 7/01/23	No Opt. Call	Ba1	748,418
2,020	Michigan Finance Authority, Hospital Revenue and Refunding Bonds, Crittenton Hospital Medical Center, Series 2012A, 4.125%, 6/01/32	No Opt. Call	BBB+	1,963,480
3,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/23 – AGM Insured	No Opt. Call	AA	3,469,860
220	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB	221,463
1,405	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Tender Option Bond Trust 4286, 22.578%, 12/01/18 (IF) (4)	No Opt. Call	Aa2	2,332,665
2,900	Taylor Brownfield Redevelopment Authority, Wayne County, Michigan, Tax Increment Bonds, Series 2005A, 5.000%, 5/01/29 – NPFG Insured	5/15 at 100.00	AA–	2,902,610
1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/14	No Opt. Call	A	1,000,400
17,245	Total Michigan			19,614,648
	Minnesota – 1.6% (1.2% of Total Investments)
750	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/20	No Opt. Call	A–	869,760
	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A:
205	3.550%, 3/01/21	No Opt. Call	BBB–	204,861
100	3.700%, 3/01/22	No Opt. Call	BBB–	100,242
	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013:
610	5.000%, 1/01/17	No Opt. Call	N/R	640,110
500	5.000%, 1/01/18	No Opt. Call	N/R	532,195
500	5.000%, 1/01/19	No Opt. Call	N/R	537,125
2,665	Total Minnesota			2,884,293
	Mississippi – 2.5% (1.9% of Total Investments)
	Mississippi Development Bank Special Obligation Bonds, Marshall County Industrial Development Authority, Mississippi Highway Construction Project, Tender Option Bond Trust 3315:
800	22.478%, 1/01/20 (IF) (4)	No Opt. Call	AA–	1,399,800
1,000	22.478%, 1/01/20 (IF) (4)	No Opt. Call	AA–	1,788,250
200	22.478%, 1/01/20 (IF) (4)	No Opt. Call	AA–	347,860

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi (continued)
$1,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, South Central Regional Medical Center, Refunding & Improvement Series 2006, 5.250%, 12/01/21	12/16 at 100.00	BBB	$1,053,010
3,000	Total Mississippi			4,588,920
	Missouri – 2.9% (2.2% of Total Investments)
610	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 4.000%, 11/01/25	11/20 at 100.00	N/R	632,204
1,000	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/16 at 100.00	N/R	1,021,320
3,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23 (WI/DD, Settling 12/10/14)	No Opt. Call	A–	3,569,280
4,610	Total Missouri			5,222,804
	Nebraska – 1.8% (1.4% of Total Investments)
3,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A	3,292,590
	New Jersey – 11.8% (9.0% of Total Investments)
	Atlantic City, New Jersey, General Obligation Bonds, Tax Appeal Series 2012:
1,425	4.000%, 11/01/23 – AGM Insured	11/22 at 100.00	AA	1,491,149
4,805	4.000%, 11/01/24 – AGM Insured	11/22 at 100.00	AA	4,971,492
2,405	4.000%, 11/01/25 – AGM Insured	11/22 at 100.00	AA	2,457,405
615	New Jersey Economic Development Authority, Charter School Revenue Bonds, Lady Liberty Academy Charter School Project, Series 2013A, 5.150%, 8/01/23	No Opt. Call	B	506,914
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
2,000	5.000%, 6/15/24	6/22 at 100.00	BBB+	2,253,220
1,000	5.000%, 6/15/28	No Opt. Call	BBB+	1,099,760
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
860	5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	BBB–	989,679
500	5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB–	580,410
500	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB–	582,255
620	5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	716,435
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 1151, 3.081%, 9/01/25 (IF) (4)	3/25 at 100.00	A2	926,150
1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	1,062,250
1,045	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.250%, 7/01/21	7/18 at 100.00	BB+	1,103,656
195	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	211,203
3,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/29	6/17 at 100.00	B	2,586,420
20,970	Total New Jersey			21,538,398
	New York – 3.7% (2.8% of Total Investments)
500	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/18	No Opt. Call	A+	562,770
	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
745	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	781,602
2,000	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	2,176,260
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A:
195	5.000%, 12/01/16	No Opt. Call	BB	201,698
1,800	5.000%, 12/01/21	12/16 at 100.00	BB	1,894,122

Nuveen Investments	39

NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$130	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006B, 5.000%, 12/01/16	No Opt. Call	BB	$134,466
1,000	Suffolk County Industrial Development Agency, New York, Continuing Care Retirement Community Revenue Bonds, Jefferson’s Ferry Project, Series 2006, 5.000%, 11/01/28	11/16 at 100.00	BBB–	1,034,650
6,370	Total New York			6,785,568
	North Carolina – 0.9% (0.7% of Total Investments)
1,040	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/18 – AMBAC Insured	No Opt. Call	Baa1	1,199,453
400	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.250%, 1/01/25 – AGC Insured	No Opt. Call	AA	441,620
1,440	Total North Carolina			1,641,073
	Ohio – 4.1% (3.1% of Total Investments)
3,500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/30	6/17 at 100.00	B–	2,913,050
2,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,258,400
2,000	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/28	12/18 at 100.00	A–	2,250,100
7,500	Total Ohio			7,421,550
	Oregon – 0.6% (0.5% of Total Investments)
965	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds, Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/22	No Opt. Call	BBB–	1,075,570
	Pennsylvania – 4.6% (3.5% of Total Investments)
90	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2013, 4.000%, 7/01/19	No Opt. Call	BBB–	95,717
	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University Project, Series 2013:
465	4.000%, 5/01/20	No Opt. Call	BBB	506,920
480	4.000%, 5/01/21	No Opt. Call	BBB	518,251
500	4.000%, 5/01/22	No Opt. Call	BBB	535,460
520	4.000%, 5/01/23	No Opt. Call	BBB	554,856
2,190	Erie Sewer Authority, Erie County, Pennsylvania, Sewer Revenue Bonds, Series 2012A, 5.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	2,477,897
	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002:
255	5.900%, 11/15/28	2/15 at 100.00	B+	255,171
1,000	6.000%, 11/15/35	2/15 at 100.00	B+	1,000,450
500	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/28	12/14 at 100.00	N/R	500,375
1,000	Pittsburgh Water and Sewerage Authority, Pennsylvania, First Lien Water and Sewerage System Revenue Bonds, Series 2005, 5.000%, 9/01/19 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	AA– (5)	1,036,750
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
370	5.000%, 12/01/20	No Opt. Call	BBB–	407,093
435	5.000%, 12/01/21	No Opt. Call	BBB–	476,769
7,805	Total Pennsylvania			8,365,709
	Rhode Island – 3.6% (2.8% of Total Investments)
4,000	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 6.000%, 5/15/29 – AGC Insured	5/19 at 100.00	A3	4,649,039
2,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	2/15 at 100.00	BBB–	1,999,840
6,000	Total Rhode Island			6,648,879

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 1.9% (1.4% of Total Investments)
$1,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2010-A2, 5.000%, 1/01/18	No Opt. Call	A–	$1,122,930
2,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014B, 5.000%, 12/01/31	6/24 at 100.00	AA–	2,299,320
3,000	Total South Carolina			3,422,250
	Tennessee – 6.1% (4.7% of Total Investments)
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
1,440	5.000%, 1/01/25	No Opt. Call	A	1,666,800
2,000	5.000%, 1/01/26	No Opt. Call	A	2,299,380
2,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B, 5.750%, 7/01/22 (Alternative Minimum Tax)	7/20 at 100.00	A	2,352,080
400	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	461,080
	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
1,020	5.000%, 2/01/21	No Opt. Call	A	1,149,479
1,490	5.000%, 2/01/24	No Opt. Call	A	1,710,654
1,365	5.000%, 2/01/25	No Opt. Call	A	1,573,040
9,715	Total Tennessee			11,212,513
	Texas – 9.0% (6.9% of Total Investments)
200	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB	224,730
500	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/22	No Opt. Call	BBB–	558,195
685	Denton County Fresh Water Supply District 7, Texas, General Obligation Bonds, Refunding Series 2013, 4.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	737,601
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	2,124,300
200	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/30 (Pre-refunded 1/28/15) – NPFG Insured	1/15 at 100.00	AA– (5)	200,102
125	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Junior Lien Series 2001B, 5.250%, 11/15/40 – NPFG Insured	5/15 at 100.00	AA–	125,071
150	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 5.250%, 11/15/30 (Pre-refunded 1/28/15) – NPFG Insured	1/15 at 100.00	AA– (5)	150,089
305	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Senior Lien Series 1998A, 5.000%, 11/15/25 (Pre-refunded 1/28/15) – NPFG Insured	1/15 at 100.00	AA– (5)	305,183
515	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/19	No Opt. Call	A2	604,682
	Irving, Texas, Hotel Occupancy Tax Revenue Bonds, Series 2014B:
465	4.000%, 8/15/22	8/19 at 100.00	BBB+	487,878
535	4.000%, 8/15/23	8/19 at 100.00	BBB+	558,016
875	Lewisville, Texas, Combination Contract Revenue and Special Assessment Bonds, Lewisville Castle Hills Public Improvement District 3 Project, Series 2004, 6.125%, 9/01/29 – ACA Insured	No Opt. Call	N/R	877,056
100	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/20 (Alternative Minimum Tax)	No Opt. Call	BBB	114,041
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Tender Option Bond Trust 1149:
100	21.633%, 8/15/22 (IF) (4)	No Opt. Call	Aa3	188,600
155	21.431%, 8/15/24 (IF) (4)	8/23 at 100.00	Aa3	290,992
200	21.633%, 8/15/26 (IF) (4)	8/23 at 100.00	Aa3	360,350
175	21.391%, 8/15/27 (IF) (4)	8/23 at 100.00	Aa3	309,605

Nuveen Investments	41

NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund
	Portfolio of Investments (continued)	November 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$3,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	$3,692,039
3,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	No Opt. Call	A3	3,328,710
230	Texas Public Finance Authority Charter School Finance Corporation, Education Revenue Bonds, Uplift Education, Series 2007A, 5.750%, 12/01/27	12/17 at 100.00	BBB–	247,917
360	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System, Series 2011, 6.000%, 5/01/23	5/21 at 100.00	BBB+	420,844
460	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 5.000%, 8/01/31 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	AA– (5)	495,811
14,335	Total Texas			16,401,812
	Utah – 1.8% (1.3% of Total Investments)
3,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	3,212,880
	Vermont – 0.5% (0.4% of Total Investments)
900	Vermont Economic Development Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.750%, 4/01/36 (Mandatory put 4/01/18) (Alternative Minimum Tax)	No Opt. Call	B+	915,642
	Virgin Islands – 1.1% (0.9% of Total Investments)
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	2,109,840
	Virginia – 0.3% (0.3% of Total Investments)
535	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/15/21	No Opt. Call	BBB	599,473
	Wisconsin – 0.5% (0.4% of Total Investments)
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Tender Option Bond Trust 4287:
50	21.190%, 4/01/20 (IF) (4)	No Opt. Call	Aa3	95,235
100	22.043%, 10/01/20 (IF) (4)	No Opt. Call	Aa3	200,145
185	21.640%, 10/01/20 (IF) (4)	No Opt. Call	Aa3	355,590
100	22.043%, 10/01/20 (IF) (4)	No Opt. Call	Aa3	187,505
435	Total Wisconsin			838,475
$216,633	Total Long-Term Investments (cost $236,725,501)			238,571,148
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (30.1)% (6)			(55,000,000)
	Other Assets Less Liabilities – (0.3)% (7)			(589,229)
	Net Assets Applicable to Common Shares – 100%			$182,981,919

42	Nuveen Investments

Investments in Derivatives as of November 30, 2014

Credit Default Swaps outstanding:

									Unrealized
		Buy/Sell	Current Credit	Notional	Fixed Rate		Termination		Appreciation
Counterparty	Referenced Entity	Protection (8)	Spread (9)	Amount	(Annualized	)	Date	Value	(Depreciation) (7)
Citigroup N.A.	Commonwealth of Puerto Rico	Buy	24.5%	$1,930,000	5.000%		12/20/19	$467,479	$2,046

Interest Rate Swaps outstanding:

		Fund				Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate		Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized	)	Frequency	Date (10)	Date	(Depreciation) (7)
Barclays Bank PLC	$5,000,000	Receive	3-Month USD-LIBOR-BBA	2.735%		Semi-Annually	5/05/15	5/05/25	$(125,359)
JPMorgan	18,500,000	Receive	Weekly USD-SIFMA	2.173		Quarterly	8/18/15	8/18/22	(498,272)
JPMorgan	36,800,000	Receive	Weekly USD-SIFMA	2.580		Quarterly	6/12/15	6/12/25	(1,911,301)
	$60,300,000								$(2,534,932)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 23.1%.
(7)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(8)
The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(9)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.
(10)
The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(IF)	Inverse floating rate investment.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
USD-LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate British Bankers’ Association.
USD-SIFMA	United States Dollar-Securities Industry and Financial Markets Association.

 See accompanying notes to financial statements.

Nuveen Investments	43

Statement of
	Assets and Liabilities	November 30, 2014 (Unaudited)

		Intermediate
	Intermediate	Duration
	Duration	Quality
	(NID )	(NIQ )
Assets
Long-term investments, at value (cost $795,647,136 and $236,725,501, respectively)	$798,372,411	$238,571,148
Short-term investments, at value (cost $1,440,000 and $—, respectively)	1,461,225	—
Cash	3,676,715	1,392,001
Credit default swaps premiums paid	—	465,433
Unrealized appreciation on credit default swaps	—	2,046
Receivable for:
Interest	14,519,591	3,973,567
Investments sold	13,443,594	388,232
Deferred offering costs	75,574	43,377
Other assets	16,930	1,806
Total assets	831,566,040	244,837,610
Liabilities
Unrealized depreciation on interest rate swaps	5,329,085	2,534,932
Payable for:
Common share dividends	2,532,365	617,059
Interest	95	29
Investments purchased	—	3,534,660
Offering costs	5,000	12,077
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	175,000,000	55,000,000
Accrued expenses:
Management fees	441,835	107,056
Trustees fees	20,495	2,494
Other	141,126	47,384
Total liabilities	183,470,001	61,855,691
Net assets applicable to common shares	$648,096,039	$182,981,919
Common shares outstanding	46,909,660	13,097,144
Net asset value (“NAV”) per common share outstanding	$13.82	$13.97
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$469,097	$130,971
Paid-in surplus	670,333,142	187,051,270
Undistributed (Over-distribution of) net investment income	3,167,720	749,047
Accumulated net realized gain (loss)	(23,291,335)	(4,262,130)
Net unrealized appreciation (depreciation)	(2,582,585)	(687,239)
Net assets applicable to common shares	$648,096,039	$182,981,919
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

See accompanying notes to financial statements.

44	Nuveen Investments

Statement of
	Operations	Six Months Ended November 30, 2014 (Unaudited)

		Intermediate
	Intermediate	Duration
	Duration	Quality
	(NID )	(NIQ )
Investment Income	$20,311,744	$4,924,283
Expenses
Management fees	2,683,085	652,493
Shareholder servicing agent fees and expenses	8,204	8,189
Interest expense and amortization of offering costs	1,081,129	305,205
Custodian fees and expenses	67,684	26,306
Trustees fees and expenses	13,654	4,126
Professional fees	52,335	27,818
Shareholder reporting expenses	59,487	21,858
Stock exchange listing fees	7,726	4,429
Investor relations expenses	45,313	13,421
Other expenses	19,077	11,314
Total expenses	4,037,694	1,075,159
Net investment income (loss)	16,274,050	3,849,124
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,565,864)	(557,855)
Swaps	(2,150,000)	(117,000)
Change in net unrealized appreciation (depreciation) of:
Investments	14,858,114	3,962,780
Swaps	(2,501,148)	(1,937,679)
Net realized and unrealized gain (loss)	5,641,102	1,350,246
Net increase (decrease) in net assets applicable to common shares from operations	$21,915,152	$5,199,370

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of
	Changes in Net Assets	(Unaudited)

	Intermediate Duration (NID)		Intermediate Duration Quality (NIQ)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/14	5/31/14	11/30/14	5/31/14
Operations
Net investment income (loss)	$16,274,050	$32,487,744	$3,849,124	$7,843,451
Net realized gain (loss) from:
Investments	(4,565,864)	(13,370,889)	(557,855)	(3,961,938)
Swaps	(2,150,000)	1,086,000	(117,000)	384,000
Change in net unrealized appreciation (depreciation) of:
Investments	14,858,114	(1,352,337)	3,962,780	1,224,236
Swaps	(2,501,148)	(3,846,680)	(1,937,679)	(1,059,823)
Net increase (decrease) in net assets applicable to common shares from operations	21,915,152	15,003,838	5,199,370	4,429,926
Distributions to Common Shareholders
From net investment income	(16,043,104)	(31,448,236)	(3,889,852)	(7,642,184)
Decrease in net assets applicable to common shares from distributions to common shareholders	(16,043,104)	(31,448,236)	(3,889,852)	(7,642,184)
Capital Share Transactions
Proceeds from sale of common shares, net of offering costs and adjustments	—	194,232	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	194,232	—	—
Net increase (decrease) in net assets applicable to common shares	5,872,048	(16,250,166)	1,309,518	(3,212,258)
Net assets applicable to common shares at the beginning of period	642,223,991	658,474,157	181,672,401	184,884,659
Net assets applicable to common shares at the end of period	$648,096,039	$642,223,991	$182,981,919	$181,672,401
Undistributed (Over-distribution of) net investment income at the end of period	$3,167,720	$2,936,774	$749,047	$789,775

See accompanying notes to financial statements.

46	Nuveen Investments

Statement of
	Cash Flows	Six Months Ended November 30, 2014 (Unaudited)

		Intermediate
	Intermediate	Duration
	Duration	Quality
	(NID )	(NIQ )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$21,915,152	$5,199,370
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(60,452,940)	(17,677,584)
Proceeds from sales and maturities of investments	71,311,894	14,546,056
Proceeds from (Purchase of) short-term investments, net	(1,440,000)	—
Proceeds from (payments for) swap contracts, net	(2,150,000)	(117,000)
Amortization (Accretion) of premiums and discounts, net	3,121,747	1,399,105
Amortization of deferred offering costs	29,933	16,267
(Increase) Decrease in:
Credit default swaps premiums paid	—	(465,433)
Receivable for interest	454,459	(3,129)
Receivable for investments sold	(12,863,594)	(188,232)
Other assets	2,398	3,537
Increase (Decrease) in:
Payable for interest	95	29
Payable for investment purchased	—	2,966,150
Accrued management fees	(9,044)	(3,166)
Accrued Trustees fees	3,786	(43)
Accrued other expenses	(626)	(9,581)
Net realized (gain) loss from:
Investments	4,565,864	557,855
Swaps	2,150,000	117,000
Paydowns	—	2,225
Change in net unrealized (appreciation) depreciation of:
Investments	(14,858,114)	(3,962,780)
Swaps	2,501,148	1,937,679
Taxes paid on undistributed capital gains	(636)	(1,471)
Net cash provided by (used in) operating activities	14,281,522	4,316,854
Cash Flows from Financing Activities:
Increase (Decrease) in payable for offering costs	—	(6,237)
Cash distributions paid to common shareholders	(16,039,779)	(3,888,145)
Proceeds from sale of common shares, net of offering costs and adjustments	(194,232)	—
Net cash provided by (used in) financing activities	(16,234,011)	(3,894,382)
Net Increase (Decrease) in Cash	(1,952,489)	422,472
Cash at the beginning of period	5,629,204	969,529
Cash at the end of period	$3,676,715	$1,392,001

		Intermediate
	Intermediate	Duration
	Duration	Quality
Supplemental Disclosure of Cash Flow Information	(NID )	(NIQ )
Cash paid for interest (excluding amortization of offering costs)	$1,050,864	$288,909

See accompanying notes to financial statements.

Nuveen Investments	47

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income to Common Share- holders	From Accumulated Net Realized Gains to Common Share- holders	Total	Offering Costs	Ending Common Share NAV	Ending Market Value
Intermediate Duration (NID)
Year Ended 5/31:
2015(g)	$13.69	$0.35	$0.12	$0.47	$(0.34)	$—	$(0.34)	$—	$13.82	$12.35
2014	14.04	0.69	(0.37)	0.32	(0.67)	—	(0.67)	— **	13.69	12.59
2013(d)	14.33	0.26	(0.30)	(0.04)	(0.22)	—	(0.22)	(0.03)	14.04	13.00

Intermediate Duration Quality (NIQ)
Year Ended 5/31:
2015(g)	13.87	0.29	0.11	0.40	(0.30)	—	(0.30)	—	13.97	12.71
2014	14.12	0.60	(0.27)	0.33	(0.58)	—	(0.58)	—	13.87	12.92
2013(e)	14.33	0.14	(0.22)	(0.08)	(0.10)	—	(0.10)	(0.03)	14.12	13.09

	VMTP Shares at the End of Period
	Aggregate	Asset
	Amount	Coverage
	Outstanding	Per $100,000
	(000)	Share
Intermediate Duration (NID)
Year Ended 5/31:
2015(g)	$175,000	$470,341
2014	175,000	466,985
2013(d)	175,000	476,271

Intermediate Duration Quality (NIQ)
Year Ended 5/31:
2015(g)	55,000	432,694
2014	55,000	430,313
2013(e)	55,000	436,154

48	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(b)
		Ending
Based on		Net Assets
Common	Based on	Applicable			Net		Portfolio
Share	Market	to Common			Investment		Turnover
NAV (a)	Value (a)	Shares (000)	Expenses	(c)	Income (Loss	)	Rate	(f)

3.49%	0.81%	$648,096	1.25	%*	5.05	%*	8%
2.66	2.47	642,224	1.28		5.33		19
(0.46)	(11.94)	658,474	1.05	*	3.97	*	20

2.89	0.69	182,982	1.18	*	4.22	*	6
2.70	3.64	181,672	1.21		4.57		13
(0.77)	(12.12)	184,885	1.10	*	3.30	*	1

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to VMTP Shares.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares, as follows:

Intermediate Duration (NID)
Year Ended 5/31:
2015(g)	0.34	%*
2014	0.36
2013(d)	0.23	*

Intermediate Duration Quality (NIQ)
Year Ended 5/31:
2015(g)	0.33	%*
2014	0.36
2013(e)	0.30	*

(d)	For the period December 5, 2012 (commencement of operations) through May 31, 2013.
(e)	For the period February 7, 2013 (commencement of operations) through May 31, 2013.
(f)
Portfolio Turnover Rate is calculated based on lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended November 30, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	49

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Intermediate Duration Municipal Term Fund (NID) (“Intermediate Duration (NID)”)
•	Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ) (“Intermediate Duration Quality (NIQ)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end registered investment companies. Intermediate Duration (NID) and Intermediate Duration Quality (NIQ) were organized as Massachusetts business trusts on September 11, 2012 and December 11, 2012, respectively. Intermediate Duration (NID) and Intermediate Duration Quality (NIQ) each have a term of ten years and intend to liquidate and distribute their net assets to shareholders on or before March 31, 2023 and June 30, 2023, respectively.

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement
On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-Adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies
Intermediate Duration (NID) seeks to provide a high level of current income exempt from regular federal income tax with a secondary objective of seeking additional total return. The Fund will seek to achieve its investment objectives by investing in municipal securities that the Sub-Adviser believes are underrated or undervalued, based upon its bottom-up, research-driven investment strategy. The Fund also will seek to reduce the risk of rising interest rates by maintaining a portfolio with an intermediate duration of between three and ten years (including the effects of leverage). The Fund’s portfolio will be actively managed, with the goal of capitalizing on historically favorable municipal credit spreads (the difference between yields on municipal securities across all debt rating categories) currently available in the market. Under normal circumstances, the Fund will invest at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in municipal securities and other related investments, the income from which is exempt from regular federal income tax. The Fund will invest at least 50% of its managed assets in investment grade municipal securities; it also may invest in below investment grade securities, which are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt.

Intermediate Duration Quality (NIQ) seeks to provide current income exempt from regular federal income tax with a secondary objective of seeking additional total return. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of primarily investment grade quality municipal securities (at least 80% of managed assets), the income from which is exempt from regular federal income tax. The Fund also will seek to reduce the risk of rising interest rates by maintaining a portfolio with an intermediate duration of between three and ten years (including the effects of leverage). The Fund will emphasize the purchase of municipal securities that the Sub-Adviser believes are underrated or undervalued. The Fund’s

50	Nuveen Investments

portfolio will be actively managed, seeking to capitalize on favorable relative value opportunities, with the goal of outperforming broad municipal market benchmarks over the life of the Fund.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of November 30, 2014, the Funds’ outstanding when issued/delayed delivery purchase commitments were as follows:

Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Outstanding when-issued/delayed delivery purchase commitments	$—		$3,534,660

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Variable Rate MuniFund Term Preferred Shares
Each Fund has issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.

As of November 30, 2014, VMTP Shares outstanding, at liquidation value, for each Fund were as follows:

			Shares
			Outstanding at
		Shares	$100,000 Per Share
Fund	Series	Outstanding	Liquidation Value
Intermediate Duration (NID)	2016	1,750	$175,000,000
Intermediate Duration Quality (NIQ)	2016	550	$55,000,000

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Intermediate Duration (NID)	2016	March 1, 2016	August 7, 2014	August 6, 2014
Intermediate Duration Quality (NIQ)	2016	April 1, 2016	September 4, 2014	September 3, 2014

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the six months ended November 30, 2014, were as follows:
			Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Average liquidation value of VMTP Shares outstanding	$175,000,000		$55,000,000
Annualized dividend rate	1.23%		1.11%

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Offering costs incurred in connection with each Fund’s offering of VMTP Shares, were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

52	Nuveen Investments

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation
Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also priced by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Intermediate Duration (NID)	Level 1	Level 2	Level 3	***	Total
Long-Term Investments*:
Municipal Bonds	$—	$798,372,411	$—		$798,372,411
Short-Term Investments*:
Municipal Bonds	—	—	1,461,225		1,461,225
Investments in Derivatives:
Interest Rate Swaps**	—	(5,329,085)	—		(5,329,085)
Total	$—	$793,043,326	$1,461,225		$794,504,551

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

Intermediate Duration Quality (NIQ)
Long-Term Investments*:
Municipal Bonds	$—	$238,571,148	$—	$238,571,148
Investments in Derivatives:
Credit Default Swaps**	—	2,046	—	2,046
Interest Rate Swaps**	—	(2,534,932)	—	(2,534,932)
Total	$—	$236,038,262	$—	$236,038,262

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

54	Nuveen Investments

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

As of November 30, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

			Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Floating rate obligations: self-deposited inverse floaters	$—		$—
Floating rate obligations: externally-deposited inverse floaters	178,060,000		48,320,000
Total	$178,060,000		$48,320,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements are referred to herein as “Recourse Trusts”), with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of November 30, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Maximum exposure to Recourse Trusts	$178,060,000		$48,320,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swaps
A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/ when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

the notional amount of the credit default swap. This interest fee is accrued daily and, for over-the-counter swaps, is recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities. This interest fee is recorded as a realized loss upon payment. Credit default swap contracts are valued daily.

Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the six months ended November 30, 2014, Intermediate Duration Quality (NIQ) managed credit risk by investing in credit default swaps to purchase credit protection.

The average notional amount of credit default swap contracts outstanding during the six months ended November 30, 2014, was as follows:

	Intermediate
	Duration
	Quality
	(NIQ	)
Average notional amount of credit default swap contracts outstanding*	$643,333

*	The average notional amount is calculated based on the outstanding notional the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Interest Rate Swaps
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by a Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between a Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended November 30, 2014, each Fund used interest rate swap contracts to help maintain its ten-year duration mandate.

56	Nuveen Investments

The average notional amount of interest rate swap contracts outstanding during the six months ended November 30, 2014, was as follows:

Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Average notional amount of interest rate swap contracts outstanding*	$102,400,000		$56,466,667

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of November 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
Intermediate Duration (NID)
Interest rate	Swaps	—	$—	Unrealized depreciation	$(5,329,085)
				on interest rate swaps
Intermediate Duration Quality (NIQ)
Credit	Swaps	Unrealized appreciation on	$2,046	—	$—
		credit default swaps**
Intermediate Duration Quality (NIQ)
Interest rate	Swaps	—	$—	Unrealized depreciation	$(2,534,932)
				on interest rate swaps

**
Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following tables present the swap contracts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts as of November 30, 2014.

		Gross		Gross	Amounts	Net Unrealized
		Unrealized		Unrealized	Netted on	Appreciation		Collateral
		Appreciation on		(Depreciation) on	Statement	(Depreciation) on		Pledged
		Credit Default		Credit Default	of Assets and	Credit Default		to (from	)	Net
Fund	Counterparty	Swaps	**	Swaps	Liabilities	Swaps	**	Counterparty		Exposure
Intermediate Duration Quality (NIQ)
	Citigroup Inc.	$2,046		$—	$—	$2,046		$—		$2,046

		Gross		Gross	Amounts	Net Unrealized	Gross Amounts Not Offset on the Statement of Assets and Liabilities
		Unrealized		Unrealized	Netted on	Appreciation			Collateral
		Appreciation on		(Depreciation) on	Statement	(Depreciation) on			Pledged
		Interest		Interest	of Assets and	Interest	Financial		to (from	)	Net
Fund	Counterparty	Rate Swaps	**	Rate Swaps **	Liabilities	Rate Swaps	Instruments	***	Counterparty		Exposure
Intermediate Duration (NID)
	JPMorgan	$—		$(5,329,085)	$—	$(5,329,085)	$5,002,416		$326,669		$—

Intermediate Duration Quality (NIQ)
	Barclays Bank PLC	$—		$(125,359)	$—	$(125,359)	$125,359		$—		$—
	JPMorgan	—		(2,409,573)	—	(2,409,573)	1,300,251		1,109,322		—
Total		$—		$(2,534,932)	$—	$(2,534,932)	$1,425,610		$1,109,322		$—

**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
***	Represents inverse floating rate securities.

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (deprecation) recognized on swap contracts on the Statement of Operations during the six months ended November 30, 2014, and the primary underlying risk exposure.

				Change in Net
			Net Realized	Unrealized Appreciation
	Underlying	Derivative	Gain (Loss) From	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
Intermediate Duration (NID)	Interest rate	Swaps	$(2,150,000)	$(2,501,148)
Intermediate Duration Quality (NIQ)	Credit	Swaps	(6,000)	2,046
	Interest rate	Swaps	(111,000)	(1,939,725)
Total			$(117,000)	$(1,937,679)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares
The Funds did not have any transactions in common shares during the six months ended November 30, 2014 or fiscal year ended May 31, 2014.

Preferred Shares
The Funds did not have any transactions in VMTP Shares during the six months ended November 30, 2014 or the fiscal year ended May 31, 2014.

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding and derivative transactions, where applicable) during the six months ended November 30, 2014, were as follows:

			Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Purchases	$60,452,940		$17,677,584
Sales and maturities	71,311,894		14,546,056

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

58	Nuveen Investments

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of November 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

			Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Cost of investments	$796,633,322		$236,648,294
Gross unrealized:
Appreciation	$17,852,176		$4,219,965
Depreciation	(14,651,862)		(2,297,111)
Net unrealized appreciation (depreciation) of investments	$3,200,314		$1,922,854

Permanent differences, primarily due to taxable market discount, paydowns and nondeductible offering costs resulted in reclassifications among the Funds’ components of net assets as of May 31, 2014, the Funds’ last tax year end, as follows:

		Intermediate
	Intermediate	Duration
	Duration	Quality
	(NID )	(NIQ	)
Paid-in surplus	$(50,446)	$(32,445)
Undistributed (Over-distribution of) net investment income	(5,422)	28,208
Accumulated net realized gain (loss)	55,868	4,237

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2014, the Funds’ last tax year end, were as follows:

			Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Undistributed net tax-exempt income1	$5,171,171		$1,349,183
Undistributed net ordinary income2	17,406		31,580
Undistributed net long-term capital gains	—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2014, and paid on June 2, 2014.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2014, was designated for purposes of the dividends paid deduction as follows:

			Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Distributions from net tax-exempt income	$33,456,604		$8,206,623
Distributions from net ordinary income2	18,764		—
Distributions from net long-term capital gains	—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

As of May 31, 2014, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Not subject to expiration	$11,698,876		$2,520,957

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Post-October capital losses3	$4,678,550		$1,067,789
Late-year ordinary losses4	—		—

3	Capital losses incurred from November 1, 2013 through May 31, 2014, the Funds’ last tax year end.
4	Ordinary losses incurred from January 1, 2014 through May 31, 2014, and specified losses incurred from November 1, 2013 through May 31, 2014.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

			Intermediate
	Intermediate		Duration
	Duration		Quality
	(NID	)	(NIQ	)
Average Daily Managed Assets*	Fund-Level Fee Rate		Fund-Level Fee Rate
For the first $125 million	.4000%		.3000%
For the next $125 million	.3875		.2875
For the next $250 million	.3750		.2750
For the next $500 million	.3625		.2625
For the next $1 billion	.3500		.2500
For the next $3 billion	.3375		.2375
For managed assets over $5 billion	.3250		.2250

60	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2014, the complex-level fee rate for each of these Funds was .1639%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	61

Additional Fund Information

Board of Trustees
William Adams IV*	Robert P. Bremner**	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*	Interested Board Member.
**	Retired from the Funds’ Board of Trustees effective December 31, 2014.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm***	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

***
During the fiscal period ended May 31, 2015, the Board of Trustees of the Funds, upon recommendation of the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014 as a result of the pending acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s report on the Funds for the two most recent fiscal periods ended May 31, 2014 and May 31, 2013, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended May 31, 2014 and May 31, 2013 for the Funds and for the period June 1, 2014 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NID	NIQ
Common shares repurchased	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

62	Nuveen Investments

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Nuveen Investments	63

Glossary of Terms Used in this Report (continued)

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

64	Nuveen Investments

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	65

Notes

66	Nuveen Investments

Notes

Nuveen Investments	67

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-C-1114D 5384-INV-B01/16

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Intermediate Duration Quality Municipal Term Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: February 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: February 5, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: February 5, 2015